AMERICAS                                                               ING FUNDS

ING GLOBAL/INTERNATIONAL MUTUAL FUNDS
Semi-Annual Report / April 30, 2000



                                                             [ING FUNDS GRAPHIC]





                                                                [ING FUNDS LOGO]

TABLE OF CONTENTS
Fund information at your fingertips


WE ARE PLEASED TO PROVIDE THIS DETAILED REVIEW OF ING MUTUAL FUNDS FOR THE PERIOD THAT ENDED APRIL 30, 2000. TO HELP ANALYZE YOUR FUND, WE HAVE BROKEN DOWN THE REPORT INTO A NUMBER OF EASY-TO-FOLLOW SECTIONS. LISTED BELOW IS A TABLE OF CONTENTS AND DESCRIPTION OF EACH SECTION.

Pages 3-9 FUND SUMMARIES
A summary of the Funds' performance record and portfolio composition, and an interview with the Fund's portfolio manager or managers.

Pages 12-20 SCHEDULES OF INVESTMENTS
A complete listing of the securities in the Funds' portfolio as of April 30, 2000. This section also includes the number of shares or principal amount, and market value as of the end of the reporting period.

                                                                        SCHEDULE OF
  FUND NAME                                     FUND SUMMARY            INVESTMENTS
  ING Emerging Markets Equity Fund              Page 3                  Page 12
  ING Global Communications Fund                Page 4                  Page 14
  ING Global Information Technology Fund        Page 5                  Page 15
  ING European Equity Fund                      Page 6                  Page 16
  ING International Equity Fund                 Page 7                  Page 17
  ING Global Brand Names Fund                   Page 8                  Page 19
  ING International Bond Fund                   Page 9                  Page 20

Pages 22-25 FINANCIAL HIGHLIGHTS

A description of the factors that affected a Fund's net asset value (NAV) during the reporting period. In addition to providing total returns, this section reports asset sizes, distributions, expense ratios and portfolio turnover rates (when applicable).

Page 26 STATEMENTS OF ASSETS & LIABILITIES

A complete "balance sheet" as of the end of the reporting period. It includes the Funds' NAV, which is calculated by dividing its net assets (assets minus liabilities) by its number of shares outstanding.

Page 27 STATEMENTS OF OPERATIONS

A listing of a Fund's investment income, expenses and gains or losses on securities, as well as appreciation or depreciation from portfolio holdings.

Page 28-29 STATEMENTS OF CHANGES IN NET ASSETS

A reporting of the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets could occur for a variety of reasons, including investment operations, dividends, distributions or capital share transactions.

Pages 30-41 NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

Page 43 ING FUNDS SERVICES

A description of convenient services available to Fund shareholders.

Inside Back Cover FUND FAMILY OVERVIEW

A brief summary of the ING Funds, including objectives and primary portfolios.


SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ING Funds are distributed by ING Funds Distributor, Inc.
1475 Dunwoody Drive,
West Chester, PA 19380. Member NASD.

A LETTER FROM THE PRESIDENT


[PHOTO OF JOHN J. PILEGGI]
JOHN J. PILEGGI
President & CEO
ING Funds


"DESPITE THE DECLINES IN STOCK PRICES, THE BASIC FUNDAMENTALS OF THE ECONOMY REMAINED IN VERY GOOD SHAPE."


DEAR FELLOW SHAREHOLDERS,

We are pleased to present the latest ING Funds Semi-Annual Report, covering the six-month period that ended April 30, 2000. We'll begin with a review of the financial markets, followed by detailed information about your fund investment.

A VOLATILE STOCK MARKET During the reporting period of November 1999 through the end of April 2000, the S&P 500 Index produced a 7.20% total return, while the technology laden Nasdaq composite rose 30.14%. Overseas, the broad MSCI EAFE Index rose 6.85%. However, strong returns during the last two months of 1999 masked the weakness of the financial markets thus far in 2000.

    In the first four months of this year, the U.S. equity markets experienced a long expected correction in stock prices. This was not just limited to the "new economy" technology sector, but also to many traditional, well established firms. While the correction was significant, it was much more of a market event than an economic event. Despite the declines in stock prices, the basic fundamentals of the economy remained in very good shape. To a great extent, the correction was due to simple profit taking. In addition, concerns over valuation and the legal problems encountered by market leader Microsoft, added to the market's volatility.

    Overseas, many international markets have experienced similar volatility, oftentimes due to a decline in technology stocks. Additionally, while several European equity markets have managed to post gains this year, after accounting for the steep fall in the euro, U.S. investors have been saddled with negative net returns. Finally, in Japan, there have been mixed signals regarding the country's economy. However, government intervention and corporate restructuring has led to a cautiously optimistic outlook for its market.

A MIXED BOND MARKET After registering one of its worst years in 1999, the U.S. bond market finally showed some life during the first few months of 2000. The Treasury 30-year bond fell from over 6.5% at the start of the year to below 6% by the end of April. The dramatic decline in long-term yields caused the yield curve to invert, where short-term rates were actually higher than long-term rates. Much of the move in the bond market was attributed to the Treasury Department changing the supply of the 30-year bond, and a move by the market to anoint the 10-year bond as the new benchmark. In the near-term, it's expected that the Federal Reserve will continue to aggressively raise interest rates. However, the bond market has not experienced a major correction, as bond investors look at the Fed's action as a preemptive move against rising inflation.

LOOKING AHEAD In summary, it has been an eventful period in the financial markets, one that we think magnifies the value of professional investment management and advice. While short-term volatility may continue to make headlines, we believe those who maintain a broadly diversified portfolio and take a long-term investment approach will be rewarded over time.

    I would also like to take this opportunity to point out that we have recently broadened our investment line-up, with the addition of the ING Global Communications Fund and ING Emerging Markets Equity Fund. We have also continued to enhance our Web site, WWW.INGFUNDS.COM, and 24-hour automated telephone system, 1-877-463-6464. Details on these services can be found on page 43 of this report.

    I would like to thank you for your investment with ING Funds, and we look forward to serving your needs in the years to come. Thank you for your confidence in us -- we work to earn it each day.

Sincerely,


/s/ John J. Pileggi

John J. Pileggi
President & CEO
May 1, 2000


      ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  1

ING FUNDS PERFORMANCE SUMMARY
Data as of April 30, 2000

                                                                                       Cumulative Total Return w/Sales Charge(3)
                                 Share   Inception                         Newspaper   -----------------------------------------
                                 Class   Date        Quotron   CUSIP       Listing        YTD         1-Year        Inception
                                 -----   ----        -------   -----       -------        ---         ------        ---------
GLOBAL/INTERNATIONAL FUNDS(1)
ING EMERGING MARKETS             A       03/01/00    n/a       45683U367   n/a             n/a           n/a         - 19.79%
EQUITY FUND                      B       03/01/00    n/a       45683U359   n/a             n/a           n/a         - 19.16
                                 C       03/01/00    n/a       45683U342   n/a             n/a           n/a         - 15.85
                                 X(2)    03/01/00    n/a       45683U334   n/a             n/a           n/a         - 19.25
ING GLOBAL                       A       03/01/00    IGCAX     45683V662   GlCommA         n/a           n/a         - 20.64
COMMUNICATIONS FUND              B       03/01/00    IGCBX     45683V670   GlCommB         n/a           n/a         - 20.10
                                 C       03/01/00    n/a       45683V688   n/a             n/a           n/a         - 16.64
                                 X(2)    03/01/00    n/a       45683V654   n/a             n/a           n/a         - 19.91
ING GLOBAL INFORMATION           A       12/15/98    IITAX     45683U185   GlInTchA        1.85%      131.77%         179.82
TECHNOLOGY FUND                  B       12/15/98    INTBX     45683U177   GlInTchB        2.85       139.74          190.67
                                 C       12/15/98    IITCX     45683U169   GlInTchC        6.89       143.67          194.58
                                 X(2)    01/11/99    n/a       45683U151   n/a             2.89       139.37          133.09
ING EUROPEAN                     A       12/15/98    IEEAX     45683U326   EuroEqA      - 10.13         5.47           12.72
EQUITY FUND                      B       12/15/98    n/a       45683U318   n/a           - 9.70         5.99           14.42
                                 C       12/15/98    n/a       45683U292   n/a           - 6.23         9.61           18.02
                                 X(2)    01/15/99    n/a       45683U284   n/a           - 9.62         6.11            8.59
ING INTERNATIONAL                A       12/15/98    IIEAX     45683U417   IntlEqA      - 13.76        10.12           23.30
EQUITY FUND                      B       12/15/98    n/a       45683U391   n/a          - 13.12        11.04           25.73
                                 C       12/15/98    n/a       45683U383   n/a           - 9.62        15.03           29.60
                                 X(2)    02/16/99    n/a       45683U375   n/a          - 13.17        11.09           22.74
ING GLOBAL                       A       12/15/98    IGBAX     45683U458   GlBrNmA       - 7.78        10.83           22.21
BRAND NAMES FUND                 B       12/15/98    n/a       45683U441   n/a           - 7.27        11.79           24.46
                                 C       12/15/98    n/a       45683U433   n/a           - 3.36        15.88           28.56
                                 X(2)    01/14/99    n/a       45683U425   n/a           - 7.19        11.77           15.48
ING INTERNATIONAL                A       12/15/98    IBFAX     45683U797   IntlBdA       - 8.83      - 14.43         - 20.39
BOND FUND                        B       12/15/98    n/a       45683U789   n/a           - 9.38      - 15.22         - 20.52
                                 C       12/15/98    n/a       45683U771   n/a           - 5.47      - 11.51         - 17.09
                                 X(2)    01/11/99    n/a       45683U763   n/a           - 9.27      - 15.11         - 19.47

Past performance is historical and cannot guarantee future results. Because of ongoing market volatility, each Fund's performance may be subject to substantial short-term changes.

THESE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN THE CURRENT FUND PROSPECTUS.

1. Foreign investing, particularly emerging markets, involve special risks considerations including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. 2. Class X shares are offered to qualified investors (including, but not limited to IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans). Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor. 3. Cumulative total return (not annualized). Fund returns include change in share value and reinvestment of distributions. Class A shares are subject to a maximum initial sales charge of 5.75% (Stock Funds); and 4.75% (Bond Funds). Class B and Class X shares are subject to a maximum contingent deferred sales charge of 5% (1-year) and 4% (inception); Class C shares are subject to a maximum CDSC of 1% (1-year). For the Funds that are in operations for less than one year, the CDSC for Class B and X shares are 5% and for Class C shares is 1%.


2  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

DATA AS OF 4/30/00


ING EMERGING MARKETS EQUITY FUND
For investors seeking long-term growth of capital


ASSET ALLOCATION(1)

[PIE CHART]

- Common Stocks            97.6%
- Short-Term Investments    2.4


CUMULATIVE TOTAL RETURN(2) (with sales charge)

                                                                                          MSCI
                                                                                          Emerging
                                                                                          Market
              Class A shares     Class B shares     Class C shares     Class X shares     Free Index(3)
Inception    -19.79%            -19.16%            -15.85%            -19.25%            -9.32%

Inception date for the Fund is 3/1/00.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns (not annualized) include change in share value and reinvestment of distributions. 3. The MSCI Emerging Market Free Index is unmanaged, and does not include any sales charges or expenses.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    Taiwan Semiconductor Manufacturing     5.4%
    Samsung Electronics                    5.2
    Telefonos de Mexico                    4.0
    Winbond Electronic Corp.               3.4
    Embratel Participacoes                 2.5
    Korea Electric Power Corp.             2.4
    China Steel Corp.                      2.4
    Synnex Technology Int'l. Corp.         2.3
    Asustek Computer Inc.                  2.3
    Grupo Televisa                         2.1

TOP FIVE INDUSTRIES(1)
    Electronic Component: Semiconductor    9.0%
    Telephone:Integrated                   8.7
    Oil Companies: Integrated              5.7
    Electric Products:Miscellaneous        5.1
    Diversified Operations                 4.7

TOP TEN COUNTRIES(1)
    Taiwan                                15.9%
    Brazil                                12.0
    South Korea                           11.9
    Mexico                                11.8
    South Africa                           7.7
    Russia                                 5.7
    India                                  5.6
    Israel                                 5.4
    Turkey                                 4.9
    United States                          4.3


MANAGER'S OVERVIEW


[PHOTO OF RORY LANDMAN]
[PHOTO OF MATT LINSEY]
RORY LANDMAN
MATT LINSEY
Portfolio Managers

OBJECTIVE
The Fund seeks to provide LONG-TERM CAPITAL APPRECIATION by investing in companies based or operating primarily IN DEVELOPING ECONOMIES THROUGHOUT THE WORLD.

"OUR OVERWEIGHT POSITIONS IN RUSSIA AND MALAYSIA PROVED TO BE SOUND STRATEGIES FOR THE FUND..."


See page 12 for financial details.


QUESTION: The Fund was launched on March 1, 2000. How has it performed since its inception?
ANSWER: The launch of the Fund coincided with a period of excessive volatility in the global financial marketplace. As such, it posted a negative return during its initial two months.

QUESTION: What caused this volatility across the financial markets?
ANSWER: Global financial markets were unsettled by concerns about the overvaluation of technology and telecommunication stocks. This followed a very strong period of performance in those two sectors.

QUESTION: What investment strategies have benefited the Fund since its inception?
ANSWER: Our overweight positions in Russia and Malaysia proved to be sound strategies for the Fund during this period. In Russia, we foresaw the sharp improvements in economic fundamentals, combined with strong oil prices and an improving political situation.
       In Malaysia, we benefited from several converging factors, including an undervalued currency, a large current account surplus, and the anticipated return of Malaysia to the benchmark index in May.

QUESTION: What strategies were less successful for the Fund?
ANSWER: The Fund suffered from its overweight position in the technology sector.
    As technology continued to appreciate during the early part of the year, we decided not to invest any new money in the sector. However, we did maintain a 5% active position in technology. Despite the fact that we avoided the ".com" companies, we were still hurt by the Nasdaq-led sell-off -- a phenomenon that seemed to affect all technology stocks regardless of business fundamentals.

QUESTION: What is your outlook for the global markets?
ANSWER: The two most important economic factors for the emerging market asset class are the outlook for growth and interest rates. We remain positive about the outlook for global growth. Specifically, we are looking for some of the strongest growth we have seen in more than 10 years.
       Our primary concern is that higher interest rates will result in less liquidity for financial assets. Even if this situation were to evolve we believe that, in terms of valuations, emerging markets will remain attractive relative to developed markets.

QUESTION: What is your outlook for the Fund?
ANSWER: We believe that our intensive research efforts should continue to uncover attractive opportunities for the Fund. For this reason, combined with our continued belief in global growth, we remain optimistic about emerging markets equities going forward.


[ING FUNDS LOGO]
      ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  3

DATA AS OF 4/30/00


ING GLOBAL COMMUNICATIONS FUND
For investors seeking long-term growth of capital


ASSET ALLOCATION(1)

[PIE CHART]

- Common Stock             96.2%
- Short-Term Investments    3.8


CUMULATIVE TOTAL RETURN(2) (with sales charge)

                                                                                          NASDAQ
                                                                                          Telecom
              Class A shares     Class B shares     Class C shares     Class X shares     Index(3)
Inception    -20.64%            -20.10%            -16.64%            -19.91%            -21.96%

Inception date for the Fund is 3/1/00.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns (not annualized) include change in share value and reinvestment of distributions. 3. The NASDAQ Telecom Index is unmanaged, and does not include any sales charges or expenses.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    CIENA Corp.                         4.4%
    Amdocs Ltd.                         4.2
    ADC Telecommunications, Inc.        3.9
    Vodafone AirTouch PLC               3.8
    JDS Uniphase Corp.                  3.8
    Micromuse Inc.                      3.6
    Telefonaktiebolaget LM Ericsson     3.6
    NTT DoCoMo, Inc.                    3.5
    Comverse Technology, Inc.           3.4
    Convergys Corp.                     3.1

TOP FIVE INDUSTRIES(1)
    Telecommunication Equipment        18.0%
    Cellular Telecommunication         13.5
    Telecommunication Services         11.2
    Telephone:Integrated               10.3
    Fiber Optics                        9.5

TOP TEN COUNTRIES(1)
    United States                      71.6%
    United Kingdom                      7.6
    Canada                              4.4
    Netherlands                         3.9
    Japan                               3.3
    Sweden                              3.4
    Finland                             2.4
    Italy                               1.6
    Hong Kong                           0.9
    Spain                               0.9


MANAGER'S OVERVIEW


[PHOTO OF DANIEL HAYES]
[PHOTO OF GUY UDING]
DANIEL HAYES
GUY UDING
Portfolio Managers

OBJECTIVE
The Fund seeks to provide LONG-TERM CAPITAL GROWTH through the investment in a diversified portfolio of companies engaged in COMMUNICATION PRODUCTS AND SERVICES.

"ONE AREA OF CONCENTRATION IS COMPANIES POISED TO BENEFIT FROM THE GROWTH IN WIRELESS DATA AND THE INTERNET."


See page 14 for financial details.


QUESTION: The Fund was introduced at the beginning of March 2000. How did it perform during its initial two months?
ANSWER: The Fund was launched just as stock markets around the world were undergoing a severe correction. This was particularly true in the technology sector, where the Fund invests its assets. As a result, disappointing short-term results were generated. However, we continue to feel strongly that the opportunities in the global communications marketplace are immense for longer-term investors.

QUESTION: What are some of the themes you are stressing in the Fund?
ANSWER: One area of concentration is companies poised to benefit from the growth in wireless data and the Internet. In particular, the equipment sector is benefiting from increased capital spending by incumbents and new entrant service providers, both in wire-line and wireless technologies. In the U.S. market, the increase in spending is being led by long distance and competitive local exchange carriers.
       We're also focusing on firms that are positioning themselves for the future through corporate restructuring. This is particularly evident in the communication services industry.

QUESTION: What is your view of the outlook for broadband technology?
ANSWER: We believe the issues surrounding broadband access will continue to play an important role in the development of the communications roadmap. The Internet revolution gave us global connectivity and the ability to send standardized messages at next to zero cost. The bandwidth revolution is about the ability to send rich bandwidth intensive multimedia at a fraction of speed.
       For example, using a 56K modem it would take over two hours to download a 5-minute movie clip. However, the same download can occur in just over a minute using DSL technology. As such, we believe consumers will soon demand more advanced connectivity to their homes.

QUESTION: What is your outlook for the global communications industry and the
    Fund?
ANSWER: We believe the underlying fundamentals in the industry are extremely strong, and the first quarter 2000 results reflected this. However, the typical momentum investor will likely find conditions much more difficult in the coming months. As such, we feel the experience of a professional investment manager will be vital to unearth and take advantage of the numerous opportunities in the global communications marketplace.


                                                                [ING FUNDS LOGO]
4   ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

DATA AS OF 4/30/00


ING GLOBAL INFORMATION TECHNOLOGY FUND
For investors seeking long-term growth


GROWTH OF A $10,000 INVESTMENT
ING Global Information Tech. Fund vs. GS Tech. Industry Composite Index:
12/15/98 - 4/30/2000

[LINE GRAPH]

Class A shares   Class B shares   Class C shares    GS Technology Industry Composite Index
          9425            10000            10000                                     10000
         10782            11440            11440                                     11295
         12234            12960            12970                                     13109
         11320            11990            11990                                     11533
         11583            12270            12270                                     12517
         11376            12040            12040                                     12911
         11301            11960            11960                                     12768
         12790            13530            13520                                     14268
         12762            13490            13480                                     14129
         13421            14180            14180                                     14862
         14505            15310            15310                                     15009
         16381            16780            17180                                     15540
         20160            21280            21260                                     18315
         25894            27323            27303                                     21302
         24683            26018            26009                                     19985
         32716            34055            34036                                     23609
         30461            32077            32078                                     24667
         27982            29067            29458                                     22516

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The GS Technology Industry Composite Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           Class A shares    Class B shares    Class C shares    Class X shares
1-Year                     131.77%           139.74%           143.67%           139.37%
Inception                  111.63            117.57            119.70             91.87

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


TOP FIVE HOLDINGS(1)
    Texas Instruments Inc.                 4.1%
    Oracle Corp.                           4.0
    VERITAS Software Corp.                 3.8
    Sun Microsystems, Inc.                 3.6
    Cisco Systems, Inc.                    3.5

TOP FIVE INDUSTRIES(1)
    Enterprise Software/Services          13.0%
    Electronic Component: Semiconductor   11.9
    Applications Software                  8.4
    Computers: Memory Devices              7.3
    Internet Software                      6.4

TOP FIVE COUNTRIES(1)
    United States                         84.0%
    Japan                                  3.9
    Netherlands                            2.9
    Germany                                2.9
    Canada                                 2.7


MANAGER'S OVERVIEW


[PHOTO OF GUY UDING]
GUY UDING
Portfolio Management
Team Leader


OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of primarily global information technology stocks.

"Well-positioned infrastructure companies generated the best results..."

See page 15 for financial details.


QUESTION: How did the Fund perform during the reporting period?
ANSWER: The Fund produced extraordinary results, handily outperforming its benchmark.

QUESTION: What were some of the drivers behind this strong information technology (IT) performance?
ANSWER: First off, the Y2K problem didn't lead to global chaos, and IT budgets grew at a record pace, as businesses addressed Internet, e-commerce and other business-critical IT initiatives. Having said that, there were some bumps in the road. IT stock valuations moved quickly ahead, and some investors sold shares to lock in profits during the second half of the reporting period.

QUESTION: Which strategies enhanced the Fund's performance?
ANSWER: Well-positioned infrastructure companies generated the best results, in particular electronic infrastructure software companies, intelligent storage firms and the semiconductor capital equipment sector. Major drivers for this growth were the Internet and the spectacular demand for mobile devices. As global networks are replaced by fiber and optical components, the need for bandwidth has exploded.
       We've seen the underlying demand for products in the optical networking industry continue to significantly outpace the available supply. As such, companies such as JDS Uniphase, the biggest maker of parts for fiber-optic equipment, delivered strong results. And the semiconductor capital equipment sector recovered quickly, after years of declining demand and depressed earnings. This was largely the result of very strong interest in communication devices and PCs.

QUESTION: What areas detracted from results?
ANSWER: Change occurs very rapidly in the IT market. Companies that didn't adjust their offerings to respond to the market were confronted with a shortfall in their bookings and revenue. Also, companies that couldn't attract or retain talent with new skills experienced lower utilization and lower consulting fees.

QUESTION: Could you share your outlook for the global IT market and the Fund?
ANSWER: The technology market is clearly in a transitional phase, but the underlying fundamentals are still very strong. Keeping pace with the rapidly evolving business environment will be the key issue this year. We also expect short-term volatility to persist, as today's valuations leave little room for disappointment. Having said that, in many ways IT is in its early stages of development, and ongoing innovations should result in many long-term opportunities.


[ING FUNDS LOGO]
     ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  5

DATA AS OF 4/30/00


ING EUROPEAN EQUITY FUND
For investors seeking long-term growth


GROWTH OF A $10,000 INVESTMENT
ING European Equity Fund vs. FT Europe Index: 12/15/98 - 4/30/2000

[LINE GRAPH]

Class A shares    Class B shares    Class C shares    FT Europe Index
          9425             10000             10000              10000
          9972             10570             10570              10652
          9962             10560             10560              10578
          9680             10250             10250              10338
          9812             10390             10390              10492
         10075             10670             10670              10864
          9566             10120             10110              10326
          9840             10400             10400              10515
          9991             10560             10560              10655
         10151             10720             10720              10772
          9943             10490             10490              10691
         10320             10890             10890              11022
         10613             11190             11190              11296
         11825             12459             12460              12369
         10894             11473             11472              11446
         11515             12120             12090              11862
         11786             12397             12347              12162
         11272             11442             11802              11661

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The FT Europe Index is unmanaged with no sales charges or expenses.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

              Class A shares    Class B shares    Class C shares    Class X shares
1-Year        5.47%              5.99%             9.61%            6.11%
Inception     9.12              10.31             12.83             6.61

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/15/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP FIVE HOLDINGS(1)
    Vodafone AirTouch PLC               5.1%
    Nokia Oyj                           4.6
    Telefonaktiebolaget LM Ericsson     3.4
    Royal Dutch Petroleum Co.           3.1
    BP Amoco PLC                        2.3

TOP FIVE INDUSTRIES(1)
    Money Center Banks                 10.0%
    Telecommunication Equipment         9.6
    Medical: Drugs                      8.8
    Oil Companies: Integrated           7.2
    Multi-line Insurance                6.8

TOP FIVE COUNTRIES(1)
    United Kingdom                     30.0%
    France                             17.4
    Netherlands                        11.0
    Germany                            10.6
    Switzerland                         9.2


MANAGER'S OVERVIEW


[PHOTO OF ADRIAN VAN TIGGELEN]
ADRIAN VAN TIGGELEN
Portfolio Management
Team Leader


OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of primarily European companies.

"In 'new economy' stocks we favored strong earnings growth stories, which led to an overweighting in technology."


See page 16 for financial details.

QUESTION: How would you evaluate the Fund's performance over the last six months?
ANSWER: Despite increased market volatility in European markets, the Fund posted strong returns during this period, handily outperforming its benchmark, the FT-Europe Index.

QUESTION: What strategies contributed to the Fund's success?
ANSWER: Sectors rotated in and out of favor over the course of the past six months. In the end, investors' infatuation with "new economy" stocks ended abruptly. The Fund's investments in this sector continued to prosper, however, thanks to careful positioning and selective stock picking.
       In "new economy" stocks we favored strong earnings growth stories, which led to an overweighting in technology. At the same time, we avoided the more expensive "hope" stocks -- meaning those companies offering possible growth in the distant future. The Fund also maintained low exposure in the weak performing cyclical sectors, such as automobiles, steel and paper.

QUESTION: What stocks in particular supported the Fund's technology gains?
ANSWER: Information technology hardware stocks, such as Nokia, Ericsson, Alcatel, Siemens and Philips again contributed significantly. This was largely due to very strong earnings figures and an improved outlook for telecommunication equipment spending in particular.

QUESTION: What strategies detracted from the Fund's performance?
ANSWER: Our emphasis on defensive sectors, such as retailers, food producers and utilities, hindered the Fund's performance. For example, positions in Unilever, Stagecoach and Carrefour were all hurt by prevailing market conditions. In addition, the Fund had a neutral to underweighted position in telecommunication services stocks, which turned out to be a top performing sector during this period.

QUESTION: What is your outlook for the European equity markets going forward?
ANSWER: We expect European equity markets to remain volatile over the summer period, with sector leadership changing regularly. For example, we foresee investors later this year turning away from financials and growth stocks and coming back to "new economy" stocks -- although more selectively. Overall, we expect conditions to yield respectable gains in the European equity markets as the year progresses.


                                                                [ING FUNDS LOGO]
6   ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

DATA AS OF 4/30/00


ING INTERNATIONAL EQUITY FUND
For investors seeking long-term growth


GROWTH OF A $10,000 INVESTMENT
ING International Equity Fund vs. MSCI EAFE Index: 12/15/98 - 4/30/2000

[LINE GRAPH]

Class A shares    Class B shares    Class C shares    MSCI EAFE INDEX
          9425             10000             10000        10000
          9604             10190             10190        10522
          9849             10450             10440        10493
          9670             10250             10240        10246
         10094             10690             10680        10676
         10556             11180             11170        11110
         10075             10660             10650        10540
         10547             11150             11150        10954
         10905             11520             11520        11282
         10877             11490             11480        11326
         10716             11320             11320        11443
         11140             11760             11760        11874
         11894             12540             12540        12290
         13471             13151             14196        13395
         12576             14186             13253        12545
         13334             13234             14028        12885
         13304             14039             13986        13388
         12330             12573             12960        12686

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The MSCI EAFE Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

              Class A shares    Class B shares    Class C shares     Class I Shares    Class X shares
1-Year        10.12%            11.04%            15.03%             N/A               11.09%
Inception     16.48             18.15             20.79              16.24             18.62

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 9/27/99; Class X shares is 2/16/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. Class I shares (cumulative total return) does not include sales charge.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP FIVE HOLDINGS(1)
    Nokia Oyj                           4.0%
    Telefonaktiebolaget LM Ericsson     3.0
    Deutsche Telekom AG                 2.8
    Toyota Motor Corp.                  2.7
    Total Fina Elf                      2.6

TOP FIVE INDUSTRIES(1)
    Telephone: Integrated               9.8%
    Money Center Banks                  7.1
    Telecommunication Equipment         6.5
    Oil Companies: Integrated           5.8
    Cellular Telecommunications         4.9

TOP FIVE COUNTRIES(1)
    Japan                              20.4%
    France                             11.5
    United Kingdom                     10.6
    Germany                             9.8
    Switzerland                         7.5

MANAGER'S OVERVIEW


[PHOTO OF JAMES P. WILLIAMS]
[PHOTO OF HAYES MILLER]
JAMES P. WILLIAMS
HAYES MILLER
Portfolio Managers


OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of stocks in markets generally outside of the United States.

"We continue to anticipate strong economic and earnings growth in the global markets."


See page 17 for financial details.

QUESTION: The Fund delivered strong results during the reporting period. What contributed to your success?
ANSWER: The major factors were our selective market allocations and astute stock selection within those markets. For example, we saw significant contributions from our European holdings. Within Europe, we placed a special emphasis on the so-called "new" economy stocks that did extremely well through most of this period. Telecommunications and media stocks, in particular, had strong runs at the end of 1999 and early 2000.

QUESTION: Tell us a little more about how market allocation decisions affected the Fund.
ANSWER: Two strategies proved instrumental to the Fund's success, our underweight in the UK, and our overweight to emerging markets. Our relatively small position in the UK was the result of concern that the country's higher interest rates would have an exaggerated effect on the market compared to other countries.
       The Fund's relatively large position in emerging markets was beneficial, due to a strong profit environment, and supported by a rising return on equity and falling cost of capital.

QUESTION: Which of the Fund's market allocation decisions did not work out as well?
ANSWER: While we remain optimistic about the long-term prospects for Singapore and Hong Kong, these markets did not perform well for the Fund in the beginning of 2000. We suspect this situation might be the result of a technical pullback after a very strong 1999.

QUESTION: How did currency returns affect the Fund's performance?
ANSWER: Currency returns have been detrimental to absolute performance, but still proved to be a positive relative to the benchmark. This was mostly the result of the Fund's emerging markets exposure, where the currencies tend to trade closer to the strong U.S. dollar.
QUESTION: What opportunities do you see in the global markets going forward?
ANSWER: We continue to anticipate strong economic and earnings growth in the global markets. However, there will be significant imbalances. Specifically, we favor Europe, Asia and emerging markets such as India and Korea.
       European equities should benefit from recent restructuring, a weaker currency, and the room for productivity enhancement through technology. The Asian markets offer the best values in the world by many measures. However, we are still cautious on Japan. And emerging markets stand to benefit from the "new" economy, with software companies in India and wireless companies in Korea turning into strong global competitors.


[ING FUNDS LOGO]
     ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  7

DATA AS OF 4/30/00


ING GLOBAL BRAND NAMES FUND
For investors seeking long-term growth


GROWTH OF A $10,000 INVESTMENT
ING Global Brand Names Fund vs. MSCI World Index: 12/15/98 - 4/30/2000

[LINE GRAPH]

Class A shares       Class B shares       Class C shares     MSCI World Index
          9425                10000              10000                  10000
         10028                10640              10640                  10647
         10547                11180              11180                  10881
         10075                10680              10680                  10593
         10509                11130              11130                  11036
         10396                11000              11000                  11473
         10123                10710              10710                  11055
         10613                11230              11230                  11572
         10631                11240              11250                  11539
         10669                11270              11280                  11520
         10217                10790              10790                  11410
         10905                11500              11510                  12004
         11244                11860              11870                  12344
         12489                13252              13170                  13345
         11944                12674              12583                  12582
         11734                12350              12360                  12617
         12584                13252              13252                  13490
         12221                12446              12856                  12921

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The MSCI World Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

             Class A shares     Class B shares    Class C shares    Class X shares
1-Year       10.83%             11.79%            15.88%            11.77%
Inception    15.74              17.29             20.09             11.80

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/14/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


TOP FIVE HOLDINGS(1)
    Intel Corp.                         6.3%
    Time Warner Inc.                    5.7
    Heineken NV                         5.0
    Microsoft Corp.                     4.7
    L'Oreal                             4.6

TOP FIVE INDUSTRIES(1)
    Cosmetics & Toiletries             11.0%
    Multimedia                          9.0
    Telecommunication Equipment         7.5
    Beverages: Non-alcoholic            7.2
    Auto-Cars/Light Trucks              7.1

TOP FIVE COUNTRIES(1)
    United States                      61.0%
    Netherlands                         9.4
    Japan                               8.5
    France                              7.1
    Finland                             4.2


MANAGER'S OVERVIEW


[PHOTO OF HERMAN KLEEVEN]
HERMAN KLEEVEN
Portfolio Management
Team Leader


OBJECTIVE
GROWTH OF CAPITAL through investment in a non-diversified portfolio of multi-national companies with well-known brands.

"...economic growth...led to an increase in demand for many brand name consumer products."



See page 19 for financial details.


QUESTION: How did the Fund perform during the reporting period?
ANSWER: The Fund generated strong returns, easily outpacing the return of its benchmark, the MSCI World Index.

QUESTION: What were some of the factors that affected the Fund during the reporting period?
ANSWER: Strong economic growth in the U.S. and in many international developed countries led to an increase in demand for many brand name consumer products. Stocks of these companies also benefited from the ongoing economic recovery in the emerging market economies.
       However, in many instances this growth was accompanied by mounting inflationary pressures. As a result, the Federal Reserve and many central banks have raised interest rates in an attempt to temper growth and ward off inflation. This contributed to uncertainty in the financial markets, and a broad-based stock market correction occurred later in the reporting period.

QUESTION: What were some of the strategies you used to enhance performance?
ANSWER: Despite the sell-off in the global technology, media and telecommunications sectors, several of the Fund's stocks in those areas continued to perform well. For example, both Ericsson and Nokia turned in results that were clearly above expectations. And we believe that European telecommunication equipment manufacturers are poised to benefit from the building of the infrastructure for the third generation licenses, which are being auctioned this year. The Fund's holdings in technology leaders Cisco Systems and Intel also aided performance.

QUESTION: Were there any areas that detracted from results?
ANSWER: The Fund's holding in Microsoft hurt performance. The U.S. Justice
    Department's decision to break up the company into two separate entities caused Microsoft's stock price to fall sharply. Procter & Gamble was another disappointment. Rising paper pulp and oil costs and lower than anticipated sales led to poor results in its share price.

QUESTION: What is your outlook for the Fund going forward?
ANSWER: We believe that current market pressures are eliminating many of the speculative excesses in the financial markets. In the shorter-term, some further downside for the technology sector is possible, and there may be a temporary contagion to other sectors as well. However, at this stage we do not expect a bear market to emerge. In fact, we could see calmer waters in the second half of this year, with the global economic expansion continuing. Longer term, we remain positive for investments in global stock markets in general, and global brand name companies in particular.


                                                                [ING FUNDS LOGO]
8  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

DATA AS OF 4/30/00


ING INTERNATIONAL BOND FUND
FOR INVESTORS SEEKING HIGH CURRENT INCOME AND GROWTH POTENTIAL


GROWTH OF A $10,000 INVESTMENT
ING International Bond Fund vs. SB Non-US World Gov't. Bond Index: 12/15/98 - 4/30/2000

[LINE GRAPH]

                                                      SB Non-US World
Class A shares   Class B shares   Class C shares    Gov't. Bond Index
          9524            10000            10000                10000
          9499             9970             9970                 9960
          9366             9822             9825                 9804
          8959             9390             9391                 9460
          8925             9349             9360                 9477
          8862             9288             9279                 9463
          8686             9089             9100                 9272
          8532             8923             8934                 9051
          8650             9041             9052                 9369
          8577             8960             8971                 9429
          8639             9020             9031                 9604
          8556             8929             8941                 9594
          8346             8704             8716                 9462
          8320             8673             8685                 9453
          8128             8468             8469                 9168
          8108             8442             8454                 9025
          8227             8561             8573                 9343
          7961             7948             8291                 8935

Hypothetical illustration of $10,000 includes the maximum sales charge of 4.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The SB Non-US World Gov't. Bond Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

              Class A shares    Class B shares    Class C shares    Class I shares    Class X shares
1-Year        -14.43%           -15.22%           -11.51%            N/A              -15.11%
Inception     -15.31            -15.41            -12.76            -7.79             -15.36

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 7/29/99; Class X shares is 1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. Class I shares (cumulative total return) does not include sales charge.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP FIVE COUNTRIES(1)
    United States                 22.7%
    Germany                       17.1
    Japan                          5.6
    Italy                          5.2
    United Kingdom                 5.2

REGIONAL ALLOCATION(1)
    Europe                        56.8%
    North America                 27.5
    Supra-National Entity          9.4
    Pacific Rim                    6.3

CREDIT ALLOCATION(1)
    U.S. Treasury                 16.1%
    U.S. Government                6.0
    AAA/AA                        70.6
    NR/NR                          6.7
    Repurchase Agreement           0.6


MANAGER'S OVERVIEW


[PHOTO OF PAUL THURSBY]
PAUL THURSBY
Portfolio Management
Team Leader


OBJECTIVE
HIGH TOTAL RETURN through investment in a non-diversified portfolio of bonds from issuers generally outside of the U.S.

"IT'S OUR BELIEF THAT A REBOUND IN PERFORMANCE COULD OCCUR AS THE YEAR PROGRESSES."


See page 20 for financial details.


QUESTION: How has the Fund performed versus its benchmark?
ANSWER: Overall, it has continued to be a challenging period for international bond investors. However, despite this environment the Fund has performed in line with its benchmark.

QUESTION: Why have international bonds underperformed?
ANSWER: The growth rates in many international countries have been quite strong.
    Because of this, many central banks have been raising interest rates in an attempt to cool off their respective economies and ward off inflation. These rising rates have taken their toll on many fixed income markets throughout the world.

QUESTION: Much has been said about the economic conditions in Japan. Could you provide a summary?
ANSWER: Despite many false alarms, the long-awaited recovery in the Japanese economy may finally be taking shape. While many areas of the economy remain suspect, corporate restructuring and government intervention has led to optimism. As such, bond yields have moved higher and the Fund benefited by maintaining an underweight position in Japan.

QUESTION: What other strategies enhanced the Fund's performance?
ANSWER: Our overweight position in UK bonds also aided returns. The UK Monetary
    Policy Committee has done an admirable job in managing the economy, and the country is enjoying very low levels of inflation. In addition, debt repayment has caused a shortage of supply, which has further aided returns.

QUESTION: What detracted from performance?
ANSWER: Of course, we were unable to avoid the negative impact of rising interest rates throughout the world. Several of the Fund's currency strategies also hindered results. For example, we held an underweight position in the Japanese yen. However, strong growth rates caused foreign interest in Japanese equities to increase. And Japanese exports grew strongly. Despite Central Bank intervention, the yen strengthened throughout the period.
       Our overweight in the euro also was damaging. By most measures the euro appears undervalued, and we expected the solid prospects for a revival in growth to lead to less enthusiasm for U.S. equities. This, in turn, would provide support for the euro. However, this scenario did not pan out.

QUESTION: What is your outlook for the international bonds?
ANSWER: It's our belief that a rebound in performance could occur as the year progresses. We expect monetary policy tightening in the U.S. and Europe will head off inflationary pressures. When this becomes evident quality government bonds should perform well.


[ING FUNDS LOGO]
      ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  9

APRIL 30, 2000 (UNAUDITED)


FOOTNOTES
FOR FUND PERFORMANCE PAGES 3-9


Past performance data are historical and cannot guarantee future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. Recent stock market gains has produced higher than usual short-term fund returns which may not continue for the long-term.

Shares of ING Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

Credit allocation includes securities rated by national rating organizations, or if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

Total returns for Class A Shares include the current maximum initial sales charge of 5.75% (Stock funds); 4.75% (Bond Funds), respectively. Class A shares of ING Money Market Fund are not subject to an initial sales charge. Class B, Class C and Class X shares assume redemption of Fund shares at the end of each period indicated. Class B and X shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception) and Class C shares are subject to a maximum CDSC of 1% (1-year). All share classes have the same investment portfolio, but are subject to different expenses.

Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans. Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor.

Class I shares are offered only to retirement plans affiliated with ING Group. Shares are sold without an initial sales charge and are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees.

RISK CONSIDERATIONS

These and other risks are more fully described in the current Fund prospectus.

GLOBAL/INTERNATIONAL: There are special risks associated with foreign investing, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards.

ING EMERGING MARKETS EQUITY FUND: The Fund focuses its investments in emerging market countries and will tend to have higher volatility than a fund with more geographic diversification.

ING GLOBAL COMMUNICATIONS FUND: The Fund concentrates its investments in communications-related companies and will tend to experience more volatility than funds with more diversified portfolios.

ING GLOBAL INFORMATION TECHNOLOGY FUND: The Fund concentrates its investments in information technology-related companies and will carry more risks than funds with more diversified portfolios.

ING GLOBAL BRAND NAMES FUND AND ING INTERNATIONAL BOND FUND: Each Fund is classified as a nondiversified investment company, which means that compared with other funds, each Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



10  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

BENCHMARKS

MSCI EMERGING MARKETS FREE INDEX covers 28 emerging markets. The World Bank's 1966 definition of an emerging market is based on a country's Gross Domestic Product per Capita (GDP/per Capita) which currently is USD 9,385 as a high-income country.

NASDAQ TELECOMMUNICATION INDEX is comprised of over 260 telecommunication securities including point-to-point communication services, radio and television broadcast.

GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index currently composed of 190 companies involved in the technology industry. It includes reinvestment of dividends and capital gains.

FT-EUROPE INDEX is average weighted by the market value of the performance of securities listed on the Stock Exchange of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and UK.

MSCI EAFE INDEX is a stock index designed to measure the investment returns of developed countries outside of North America. The Index is composed of approximately 1000 companies representing 18 countries. The average company has a market capitalization of over $3 billion. This is a total return Index with reinvestment of distributions.

MSCI WORLD INDEX is average weighted by market value of the performance of approximately 1450 securities representing 20 countries, including USA, Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total Index with dividends reinvested.

SALOMON BROTHERS NON-US WORLD GOVERNMENT INDEX includes a wide range of foreign government bonds with maturities over 1 year.



     ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  11

APRIL 30, 2000 (UNAUDITED)


SCHEDULE OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND



  Shares/
  Principal
  Amount                                                                  Value
  ------                                                                  -----
 FOREIGN STOCK -- 95.7%

ARGENTINA -- 0.5%
 2,500 Banco de Galicia y Buenos Aires
       SA de CV -- Sponsored ADR                                      $   43,281

BRAZIL -- 12.0%
 3,000 Aracruz Celulose SA -- Sponsored ADR                               56,062
 2,000 Companhia Brasileira de Distribuicao
       Grupo Pao de Acucar -- Sponsored ADR                               57,000
 3,300 Companhia Cervejaria Brahma -- Sponsored ADR                       51,150
 8,800 Companhia Paranaense de Energia-
       Copel -- Sponsored ADR                                             64,900
 2,500 Companhia Siderurgica Nacional --
       Sponsored ADR                                                      66,563
 3,900 Companhia Vale do Rio Doce --
       Sponsored ADR                                                      96,611
10,300 Embratel Participacoes SA -- ADR*                                 231,750
 6,900 Petroleo Brasileiro SA -- ADR*                                    163,471
 1,600 Tele Centro Sul Participacoes SA -- ADR*                          102,000
 7,485 Tele Norte Leste Participacoes SA -- ADR*                         133,318
   600 Telemig Celular Participacoes SA -- ADR                            35,100
 2,800 Uniao de Bancos Brasileiros SA --
       Sponsored GDR                                                      69,825
                                                                      ----------
                                                                       1,127,750
CHILE -- 1.7%
 2,100 Compania de Telecomunicaciones de Chile
       SA -- Sponsored ADR(1)                                             38,850
 2,100 Distribucion y Servicio D&S SA -- ADR                              35,700
 2,400 Embotelladora Andina SA -- A Shares ADR                            27,900
 2,000 Empresa Nacional de Electricidad SA --
       Sponsored ADR                                                      23,000
   900 Vina Concha Y Toro SA -- Sponsored ADR                             34,819
                                                                      ----------
                                                                         160,269
GREECE -- 0.9%
 4,000 Hellenic Telecommunications Organization SA                        89,777

HONG KONG -- 2.2%
18,000 China Telecom (Hong Kong) Ltd.(1)                                 129,988
16,000 Citic Pacific Ltd.                                                 73,332
                                                                      ----------
                                                                         203,320
HUNGARY -- 1.2%
 2,700 Magyar Tavkozlesi Rt -- Sponsored ADR                              93,994
   400 OTP Bank Rt -- Sponsored GDR                                       17,790
                                                                      ----------
                                                                         111,784
INDIA -- 5.6%
 3,300 Ashok Leyland Ltd. -- GDR                                          18,315
 2,900 Dr. Reddy's Laboratories Ltd. -- GDR(2)                            85,692
 1,800 Hindalco Industries Ltd. -- Sponsored GDR(2)                       30,600
 2,819 ICICI Bank Ltd. -- Sponsored ADR(1)                                48,628
 3,100 ITC Ltd. -- Sponsored GDR                                          52,855
 5,300 Larson & Toubro Ltd. -- S Shares GDR*                              72,875
 4,400 Mahanagar Telephone Nigam Ltd. -- GDR(1)(2)*                       57,475
 3,100 Pentamedia Graphics Ltd. -- GDR(1)*                                63,550
 1,400 Reliance Industries Ltd. -- Sponsored GDR(2)                       36,435
 3,400 Videsh Sanchar Nigam Ltd. --
       Sponsored GDR(2)*                                                  64,600
                                                                      ----------
                                                                         531,025
INDONESIA -- 1.0%
91,000 PT Astra International Tbk(1)                                      36,861
22,000 PT Gudang Garam Tbk                                                34,810
53,500 PT Telekomunikasi Indonesia                                        23,364
                                                                      ----------
                                                                          95,035
ISRAEL -- 5.4%
 12,500 Bank Hapoalim Ltd.                                                38,394
 15,000 Bank Leumi Le-Israel                                              32,596
 11,700 Bezeq Israeli Telecommunication Corp. Ltd.                        62,086
  1,000 Check Point Software Technologies Ltd.(1)*                       173,000
    900 ECI Telecom Ltd.                                                  25,031
    250 Gilat Satellite Networks Ltd.(1)                                  21,469
    500 IDB Holding Corp. Ltd.                                            17,263
  1,000 Orbotech, Ltd.(1)                                                 85,250
  1,100 Teva Pharmaceutical Industries Ltd. --
        Sponsored ADR                                                     48,400
                                                                      ----------
                                                                         503,489
 MALAYSIA -- 2.6%
  5,000 British American Tobacco (Malaysia) Berhad                        38,816
 16,400 Malayan Banking Berhad                                            68,189
 13,000 Resorts World Berhad                                              42,079
 28,000 Tenaga Nasional Berhad                                            92,842
                                                                      ----------
                                                                         241,926
 MEXICO -- 11.8%
  6,800 Alfa, SA -- A Shares                                              21,498
  7,600 Cemex SA de CV -- CPO                                             33,114
  2,500 Coca-Cola Femsa SA -- Sponsored ADR                               46,406
  2,900 Fomento Economico Mexicano, SA de CV --
        Sponsored ADR                                                    119,625
 35,500 Grupo Financiero Banamex Accival,
        SA de CV -- O Shares(1)                                          128,645
  3,000 Grupo Televisa SA -- Sponsored GDR(1)                            190,313
  7,600 Kimberly-Clark de Mexico, SA de CV --
        A Shares                                                          24,876
  5,000 Panamerican Beverages, Inc. -- A Shares                           82,188
  6,200 Telefonos de Mexico SA -- L Shares
        Sponsored ADR*                                                   364,637
 41,500 Wal-Mart de Mexico SA de CV -- Series V(1)                        96,142
                                                                      ----------
                                                                       1,107,444
 PAKISTAN -- 0.4%
    600 Pakistan Telecommunication Co. Ltd. --
        Sponsored GDR(2)                                                  33,840

 PHILIPPINES -- 0.3%
  1,680 Philippine Long Distance Telephone Co.                            30,113

 POLAND -- 1.0%
 11,700 Telekomunikacja Polska SA -- GDR                                  89,797

 RUSSIA -- 5.7%
  2,900 AO Tatneft -- Sponsored ADR                                       35,344
  2,800 OAO Lukoil Holding -- Sponsored ADR                              166,600
  7,700 RAO Unified Energy Systems -- GDR 142,931
  3,400 Rostelecom -- Sponsored ADR(1)                                    66,088
  8,000 Surgutneftegaz -- Sponsored ADR                                  121,400
                                                                      ----------
                                                                         532,363




12  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

  Shares/
  Principal
  Amount                                                                 Value
  ------                                                                 -----
 SOUTH AFRICA -- 7.7%

 18,800 African Bank Investments Ltd.(1)                              $   40,619
  3,300 Anglo American Platinum Corp. Ltd.                                79,817
  1,100 AngloGold Ltd.                                                    41,855
  5,000 Barlow Ltd.                                                       31,119
  4,400 Bidvest Group Ltd.                                                32,446
  3,200 De Beers Centenary AG Linked Unit                                 65,600
  6,300 Dimension Data Holdings Ltd.(1)                                   41,347
 44,100 FirstRand Ltd.                                                    52,032
  1,800 Impala Platinum Holdings Ltd.                                     55,270
  1,100 Investec Group Ltd.                                               40,687
  4,100 Johnnies Industrial Corp. Ltd.                                    52,002
 18,700 Metropolitan Life Ltd.                                            21,236
 12,800 Nampak Ltd.                                                       29,827
  2,000 Nedcor Ltd.                                                       37,932
 28,800 Sanlam Ltd.                                                       34,192
  3,900 Sappi Ltd.                                                        27,321
  7,400 Sasol Ltd.                                                        43,436
                                                                      ----------
                                                                         726,738
 SOUTH KOREA -- 11.9%
  2,700 Hyundai Electronics Industries Co.(1)                             42,820
  7,620 Korea Electric Power Corp.                                       223,158
  1,040 Korea Telecom Corp. -- Sponsored ADR                              35,880
  3,360 L.G. Chemical Ltd.                                                77,207
    920 Pohang Iron & Steel Co. Ltd.                                      71,959
  4,970 Pohang Iron & Steel Co. Ltd. --
        Sponsored ADR                                                    104,370
  1,780 Samsung Electronics                                              481,189
     94 Samsung Fire & Marine Insurance Co.                                1,915
    300 SK Telecom Co., Ltd.                                              79,748
                                                                      ----------
                                                                       1,118,246
 TAIWAN -- 15.9%
 16,000 Asustek Computer Inc. -- GDR                                     211,200
 15,600 China Steel Corp. -- Sponsored ADR(2)                            221,291
  6,000 Evergreen Marine Corp. -- Sponsored GDR(1)                        47,400
  8,000 Synnex Technology International
        Corp. -- GDR                                                     215,400
  9,440 Taiwan Semiconductor Manufacturing
        Co. Ltd. -- Sponsored ADR(1)                                     493,830
 10,000 Winbond Electronics Corp. -- GDR(1)(2)                           308,874
                                                                      ----------
                                                                       1,497,995
 THAILAND -- 2.2%
  3,700 Advanced Info Service Public Co. Ltd. --
        Foreign Registered(1)                                             43,352
  9,300 BEC World Public Co. Ltd. --
        Foreign Registered                                                61,568
  3,300 PTT Exploration & Production Public
        Co. Ltd. -- Foreign Registered                                    16,732
 80,300 Thai Farmers Bank Public Co. Ltd. --
        Foreign Registered(1)                                             84,382
                                                                      ----------
                                                                         206,034
 TURKEY -- 4.9%
  390,500 Arcelik AS                                                      33,210
1,898,900 Dogan Yayin Holding AS(1)                                       45,808
  147,700 Enka Holding Yatirim AS                                         34,422
1,700,000 Hurriyet Gazetecilik ve Matbaacilik AS(1)                       43,095
  600,000 Tupras-Turkiye Petrol Rafinerileri AS                           41,214
5,697,900 Turkiye Garanti Bankasi AS(1)                                   95,984
1,301,400 Turkiye Is Bankasi -- C Shares                                  71,302
3,071,900 Yapi ve Kredi Bankasi AS                                        97,969
                                                                      ----------
                                                                         463,004
UNITED KINGDOM -- 0.3%
 3,600 South African Breweries PLC                                        26,547

VENEZUELA -- 0.5%
 1,600 Compania Anonima Nacional Telefonos
       de Venezuela -- ADR                                                46,400

TOTAL FOREIGN STOCK
       (Cost -- $10,356,775)                                          $8,986,177

OTHER INVESTMENT COMPANY -- 1.9%

12,700 India Fund Inc.(1)
(Cost -- $242,900)                                                    $  181,769

 REPURCHASE AGREEMENT -- 2.4%

$223,000 State Street Bank & Trust Co., 5.740%
         due 5/1/2000; Proceeds at maturity -- $223,107;
         (Fully collateralized by Fannie Mae Discount
         Notes due 6/29/2000; Market value -- $232,356)
         (Cost -- $223,000)                                            $ 223,000

 TOTAL INVESTMENTS -- 100.0%

        (Cost -- $10,822,675)(3)                                      $9,390,946



 *  Security is partially segregated.
 1. Non-income producing security.
 2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $781,332 in market value or 8.3% of net assets.
 3. Aggregate cost for Federal income tax purposes is substantially the same. ADR -- American Depository Receipts.
 GDR -- Global Depository Receipts.

 See Notes to Financial Statements.



  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  13

APRIL 30, 2000 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING GLOBAL COMMUNICATIONS FUND


  Shares/
  Principal
  Amount                                                                Value
  ------                                                                -----
 COMMON STOCK -- 96.2%

 CANADA -- 4.4%
 25,250 Nortel Networks Corp.(1)                                      $2,859,563
 10,100 PMC-Sierra, Inc.                                               1,937,937
                                                                      ----------
                                                                       4,797,500
 FINLAND -- 2.4%
 46,200 Nokia Oyj(1)                                                   2,650,227

 HONG KONG -- 0.9%
136,000 China Telecom (Hong Kong) Ltd.                                   982,129

 ITALY -- 1.6%
121,300 Telecom Italia S.p.A.(1)                                       1,696,012

 JAPAN -- 3.3%
    108 NTT DoCoMo, Inc.(1)                                            3,609,833

 NETHERLANDS -- 3.9%
 15,300 Equant NV                                                      1,184,371
 29,500 United Pan-Europe Communications NV --
        A Shares                                                       1,073,543
 48,900 VersaTel Telecom International NV                              1,960,465
                                                                      ----------
                                                                       4,218,379
 SPAIN -- 0.9%
 43,800 Telefonica SA(1)                                                 974,759

 SWEDEN -- 3.4%
 41,900 Telefonaktiebolaget LM Ericsson AB --
        B Shares(1)                                                    3,724,964

 UNITED KINGDOM -- 7.6%
 94,100 British Telecommunications PLC(1)                              1,680,404
 39,500 COLT Telecom Group PLC                                         1,721,316
 51,400 SEMA Group PLC(1)                                                830,656
877,000 Vodafone AirTouch PLC(1)                                       4,007,453
                                                                      ----------
                                                                       8,239,829
 UNITED STATES -- 67.8%
 66,970 ADC Telecommunications, Inc.                                   4,068,427
 15,040 Aether Systems, Inc.                                           2,503,925
 65,110 Amdocs Ltd.                                                    4,407,133
 31,400 America Online, Inc.                                           1,878,112
  5,900 At Home Corp. -- A Shares                                        109,888
 49,560 AT&T Corp.(1)                                                  2,313,833
 33,000 AT&T Wireless Group                                            1,049,813
 18,400 Bell Atlantic Corp.(1)                                         1,090,200
  6,760 Broadcom Corp. -- A Shares                                     1,165,255
 37,110 CIENA Corp.                                                    4,587,724
 33,390 Cisco Systems, Inc.                                            2,314,866
 39,240 Comcast Corp. -- A Shares                                      1,530,360
 40,260 Comverse Technology, Inc.                                      3,590,689
 73,010 Convergys Corp.                                                3,212,440
 58,290 CSG Systems International, Inc.                                2,688,626
 54,150 Global TeleSystems Group, Inc.                                   788,559
 42,290 Infonet Services Corp. -- B Shares                               713,644
 52,730 ITC/DeltaCom, Inc.                                             1,733,499
 38,570 JDS Uniphase Corp.                                             4,001,637
  4,890 Juniper Networks, Inc.                                         1,040,042
 1,400 Lucent Technologies Inc.(1)                                        87,062
33,980 MCI WorldCom, Inc.                                              1,543,966
57,520 Metromedia Fiber Network, Inc. -- A Shares                      1,775,930
38,410 Micromuse Inc.                                                  3,768,981
23,250 Motorola, Inc.(1)                                               2,768,203
18,150 Next Level Communications, Inc.                                 1,445,194
19,920 Nextel Communications, Inc. -- A Shares                         2,179,995
23,200 Phone.com, Inc.                                                 1,948,800
65,600 Qwest Communications International Inc.                         2,845,400
18,060 Redback Networks Inc.                                           1,433,512
16,300 RF Micro Devices, Inc.                                          1,696,219
24,200 SBC Communications Inc.(1)                                      1,060,262
51,370 Sprint Corp. (PCS Group)                                        2,825,350
34,630 Vitesse Semiconductor Corp.                                     2,357,004
76,140 World Access, Inc.                                              1,199,205
                                                                      ----------
                                                                      73,723,755
TOTAL COMMON STOCK
       (Cost -- $122,766,615)                                       $104,617,387

 REPURCHASE AGREEMENT -- 3.8%

$4,176,000 State Street Bank & Trust Co., 5.740%
           due 5/1/2000; Proceeds at maturity -- $4,177,998;
           (Fully collateralized by Federal Home Loan Bank,
           5.700% due 8/2/2002; Market value -- $4,262,456)
           (Cost -- $4,176,000)                                      $ 4,176,000

 TOTAL INVESTMENTS -- 100.0%

        (Cost -- $126,942,615)(2)                                   $108,793,387



 1. Income producing security.
 2. Aggregate cost for Federal income tax purposes is substantially the same.

 See Notes to Financial Statements.


 14  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

ING Global Information Technology Fund


  Shares/
  Principal
  Amount                                                                Value
  ------                                                                -----
 COMMON STOCK -- 98.7%

 CANADA -- 2.7%
 39,815 Nortel Networks Corp.(1)                                      $4,509,049

 GERMANY -- 2.9%
  3,723 SAP AG Preferred Shares(1)                                     2,189,823
 22,632 Software AG(1)                                                 2,612,993
                                                                    ------------
                                                                       4,802,816
 IRELAND -- 1.5%
 52,863 SmartForce PLC -- Sponsored ADR                                2,524,208

 JAPAN -- 3.9%
 19,200 Fuji Soft ABC Inc.(1)                                          1,137,725
    159 NTT Data Corp.(1)                                              2,119,902
  2,900 Softbank Corp.                                                   714,226
  5,800 Softbank Corp. -- New Shares                                   1,433,823
 21,000 Sumisho Computer Systems Corp.(1)                              1,055,784
                                                                    ------------
                                                                       6,461,460

 NETHERLANDS -- 2.9%
 44,970 ASM Lithography Holding NV                                     1,757,936
 12,397 Equant NV                                                        959,650
 12,325 Ordina Beheer NV                                                 448,186
 46,540 United Pan-Europe Communications
        NV -- A Shares                                                 1,693,650
                                                                    ------------
                                                                       4,859,422
 UNITED KINGDOM -- 2.1%
 37,298 CMG PLC(1)                                                     2,390,487
 74,356 SEMA Group PLC(1)                                              1,201,639
                                                                    ------------
                                                                       3,592,126
 UNITED STATES -- 82.7%
 45,809 Amdocs Ltd.                                                    3,100,697
 62,697 America Online, Inc.                                           3,750,064
 24,902 Applied Materials, Inc.                                        2,535,335
101,590 BEA Systems, Inc.                                              4,901,718
 11,566 BMC Software, Inc.                                               541,433
 48,876 BroadVision, Inc.                                              2,147,489
 27,977 Brocade Communications Systems, Inc.                           3,469,148
 30,317 Brooks Automation, Inc.                                        2,719,056
 39,509 CIENA Corp.                                                    4,884,300
 84,444 Cisco Systems, Inc.                                            5,854,344
 46,801 Citrix Systems, Inc.                                           2,857,786
 33,274 Computer Associates International, Inc.(1)                     1,857,105
 38,006 Computer Sciences Corp.                                        3,099,864
 35,928 Compuware Corp.                                                  451,346
 46,464 Convergys Corp.                                                2,044,416
 28,759 Dell Computer Corp.                                            1,441,545
 22,480 DoubleClick Inc.                                               1,705,670
 41,733 EMC Corp.                                                      5,798,279
  6,009 Gadzoox Networks, Inc.                                           221,582
 41,318 i2 Technologies, Inc.                                          5,340,352
 21,779 Inktomi Corp.                                                  3,352,605
 38,297 Intel Corp.(1)                                                 4,856,538
 18,610 International Business Machines Corp.(1)                       2,077,341
 48,988 JDS Uniphase Corp.                                             5,082,505
21,934 KLA-Tencor Corp.                                                1,642,308
67,538 MarchFirst, Inc.                                                1,439,404
13,250 Micron Technology, Inc.                                         1,845,063
61,190 Microsoft Corp.                                                 4,268,003
42,380 Motorola, Inc.(1)                                               5,045,869
58,888 Network Appliance, Inc.                                         4,354,032
67,096 Network Associates, Inc.                                        1,706,754
 5,269 New Era of Networks, Inc.                                         165,315
81,861 Oracle Corp.                                                    6,543,764
55,788 Razorfish, Inc.                                                 1,056,485
30,464 RF Micro Devices, Inc.                                          3,170,160
36,433 Sapient Corp.                                                   2,885,038
36,897 Siebel Systems, Inc.                                            4,533,719
17,453 Software.com, Inc.                                              1,411,511
65,082 Sun Microsystems, Inc.                                          5,983,476
20,129 Teradyne, Inc.                                                  2,214,190
41,498 Texas Instruments Inc.(1)                                       6,758,987
57,850 VERITAS Software Corp.                                          6,205,316
23,897 Yahoo! Inc.                                                     3,112,584
                                                                    ------------
                                                                     138,432,496
TOTAL COMMON STOCK
       (Cost -- $131,540,267)                                       $165,181,577

 REPURCHASE AGREEMENT -- 1.3%

$2,219,000 State Street Bank & Trust Co., 5.740% due 5/1/2000; Proceeds at
           maturity -- $2,220,061; (Fully collateralized by Fannie Mae Discount
           Notes due 6/29/2000; Market value -- $2,264,238) (Cost --
           $2,219,000)                                               $ 2,219,000

 TOTAL INVESTMENTS -- 100.0%

        (Cost -- $133,759,267)(2)                                   $167,400,577


 1. Income producing security.
 2. Aggregate cost for Federal income tax purposes is substantially the same. ADR -- American Depository Receipts.


 See Notes to Financial Statements.

     ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  15

April 30, 2000 (Unaudited)

SCHEDULE OF INVESTMENTS
ING European Equity Fund


  Shares/
  Principal
  Amount                                                                Value
  ------                                                                -----
FOREIGN STOCK -- 97.9%

AUSTRIA -- 0.4%
 2,910 Bank Austria AG                                                $  129,099
BELGIUM -- 0.0%
     3 KBC Bancassurance Holding NV                                          110

DENMARK -- 0.8%
 2,566 ISS AS(1)                                                         162,227
   306 Vestas Wind Systems AS                                            102,331
                                                                      ----------
                                                                         264,558
FINLAND -- 4.9%
27,060 Nokia Oyj                                                       1,552,276
 1,430 Sonera Oyj                                                         78,651
 8,323 TJ Group Oyj(1)                                                    53,646
                                                                      ----------
                                                                       1,684,573
FRANCE -- 17.4%
 3,325 Accor SA                                                          123,480
 1,189 Air Liquide SA                                                    154,788
 1,519 Alcatel SA                                                        352,135
 5,875 Alstom SA                                                         146,396
 4,193 Aventis SA -- Paris                                               230,617
 2,518 Aventis SA -- Frankfurt                                           138,949
 2,839 Axa SA                                                            420,950
 3,454 Banque Nationale de Paris                                         279,149
   580 Canal Plus                                                        111,783
 1,837 Cap Gemini SA                                                     360,724
 5,454 Carrefour SA                                                      355,009
 1,639 Lafarge SA                                                        135,740
 1,596 Lagardere S.C.A                                                   108,094
   283 L'Oreal SA                                                        191,927
 1,021 Louis Vuitton Moet Hennessy                                       428,453
 3,224 Renault SA                                                        146,547
 4,167 Rhodia SA                                                          77,280
 6,090 Sanofi-Synthelabo SA                                              227,270
 1,747 Schneider Electric SA                                             114,350
   990 Societe Generale -- A Shares                                      205,022
 1,330 STMicroelectronics NV                                             253,791
   711 Suez Lyonnaise des Eaux SA                                        111,499
 4,350 Total Fina Elf SA                                                 660,020
 9,305 Usinor SA                                                         122,235
 4,765 Vivendi SA                                                        471,307
                                                                      ----------
                                                                       5,927,515
GERMANY -- 10.6%
 1,138 Allianz AG -- Registered Shares                                   438,134
 6,349 Bayer AG                                                          262,909
 4,141 Deutsche Bank AG -- Registered Shares                             278,203
 2,840 Dresdner Bank AG                                                  117,732
   910 Fresenius AG -- Preferred Shares                                  204,338
 3,642 HypoVereinsbank                                                   225,475
   209 Marschollek, Lautenschlaeger
       und Partner AG -- Preferred Shares                                110,581
 3,751 Metro AG                                                          142,369
   968 Muenchener Rueckversicherungs-Gesellschaft
       AG -- Registered Shares                                           282,483
 1,047 SAP AG                                                            491,143
   983 Schering AG                                                       138,962
 3,779 Siemens AG                                                        557,580
 8,010 Thyssen Krupp AG                                                  167,483
 4,343 Veba AG                                                           214,586
                                                                      ----------
                                                                       3,631,978
GREECE -- 0.3%
 1,842 Alpha Credit Bank SA                                              102,148

IRELAND -- 0.7%
18,422 Bank of Ireland                                                   123,931
 7,993 CRH PLC                                                           127,817
                                                                      ----------
                                                                         251,748
ITALY -- 4.0%
  7,310 Assicurazioni Generali                                           208,005
  4,673 Banca Fideuram S.p.A                                              69,671
 35,156 Banca Nazionale Del Lavoro S.p.A                                 115,057
  1,201 Bipop-Carire S.p.A                                               109,183
 10,319 San Paolo-IMI S.p.A                                              144,467
 19,911 Telecom Italia Mobile S.p.A                                      190,061
 21,800 Telecom Italia S.p.A                                             304,807
 15,464 Telecom Italia S.p.A. -- RNC                                      97,424
 28,302 UniCredito Italiano S.p.A                                        114,753
                                                                      ----------
                                                                       1,353,428
 NETHERLANDS -- 11.0%
 15,304 ABN Amro Holding NV                                              315,126
  4,681 Aegon NV                                                         336,397
  2,795 Equant NV(1)                                                     216,361
 17,621 Fortis (NL) NV                                                   443,092
  3,050 Heineken Holding NV -- A Shares                                  102,731
  6,801 Koninklijke Ahold NV                                             158,589
  2,019 Koninklijke KPN NV                                               203,462
  5,823 Koninklijke Nedlloyd NV                                          123,078
 11,000 Koninklijke (Royal) Philips Electronics NV                       490,705
 17,783 Royal Dutch Petroleum Co.                                      1,024,958
  3,800 TNT Post Group NV                                                 82,910
  1,542 Versatel Telecom International NV(1)                              61,821
  3,630 VNU NV                                                           194,207
                                                                      ----------
                                                                       3,753,437
 PORTUGAL -- 0.8%
 26,000 Portugal Telecom SA -- Registered Shares                         290,021

 SPAIN -- 3.0%
 12,992 Banco Bilbao Vizcaya Argentaria SA                               177,165
 19,266 Banco Santander Central Hispano, SA                              200,894
  9,296 Endesa SA                                                        201,641
 19,222 Telefonica SA(1)                                                 427,781
                                                                      ----------
                                                                       1,007,481
 SWEDEN -- 4.8%
 30,348 Nordic Baltic Holding AB                                         188,987
  6,755 Skandia Forsakrings AB                                           323,245
 12,606 Telefonaktiebolaget LM Ericsson AB --
        B Shares                                                       1,120,690
                                                                      ----------
                                                                       1,632,922
 SWITZERLAND -- 9.2%
  2,253 ABB Ltd.                                                         251,311
    336 Adecco SA -- Registered Shares                                   275,506
    129 Compagnie Financiere Richemont AG --
        A Units                                                          313,212
  1,359 Credit Suisse Group -- Registered Shares                         245,308
    248 Nestle SA -- Registered Shares                                   436,878
    289 Novartis AG -- Registered Shares                                 403,431
     71 Roche Holding AG                                                 740,980
     47 Swiss Re -- Registered Shares                                     75,469
    127 The Swatch Group AG -- B Shares                                  136,000
  1,139 UBS AG -- Registered Shares                                      278,859
                                                                      ----------
                                                                       3,156,954



16    ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

  Shares/
  Principal
  Amount                                                                Value
  ------                                                                -----
 UNITED KINGDOM -- 30.0%

  8,828 Abbey National PLC                                           $   100,746
 12,900 Alliance & Leicester PLC                                         129,341
 23,536 Allied Zurich PLC                                                234,150
  5,312 AstraZeneca Group PLC                                            222,552
  9,415 Bank of Scotland                                                  83,772
 10,481 Barclays PLC                                                     269,082
 45,477 BG Group PLC                                                     274,716
 87,844 BP Amoco PLC                                                     758,358
 32,419 British Telecommunications PLC                                   578,927
 15,523 Cable & Wireless PLC                                             257,387
 32,536 Cadbury Schweppes PLC                                            221,110
 24,679 CGU PLC                                                          353,681
  1,475 CMG PLC                                                           95,922
  1,500 COLT Telecom Group PLC(1)                                         65,366
 12,936 Compass Group PLC                                                185,087
 32,829 Diageo PLC                                                       265,013
 12,918 Glaxo Wellcome PLC                                               399,425
 37,420 HSBC Holdings PLC                                                415,097
 51,612 Invensys PLC                                                     248,497
 18,342 J. Sainsbury PLC                                                  95,665
 12,000 Kingfisher PLC                                                    98,832
 34,200 Legal & General Group PLC                                         89,320
 31,888 Lloyds TSB Group PLC                                             311,283
 19,558 Marconi PLC                                                      243,903
 12,128 Pearson PLC                                                      414,273
 14,785 Prudential PLC                                                   228,922
 71,763 Rentokil Initial PLC                                             194,686
  9,705 Reuters Group PLC                                                172,402
  4,520 Royal Bank of Scotland Group PLC                                  70,407
 27,090 ScottishPower PLC                                                217,736
 37,127 SmithKline Beecham PLC                                           508,378
 78,951 Tesco PLC                                                        268,578
 54,873 Unilever PLC                                                     328,058
372,215 Vodafone AirTouch PLC                                          1,700,837
 10,099 WPP Group PLC                                                    152,514
                                                                     -----------
                                                                      10,254,023
TOTAL FOREIGN STOCK
        (Cost -- $29,733,356)                                        $33,439,995
 REPURCHASE AGREEMENT -- 2.1%

$708,000 State Street Bank & Trust Co., 5.740%
         due 5/1/2000; Proceeds at maturity -- $708,339;
         (Fully collateralized by Federal Home Loan Bank,
         6.390% due 2/7/2001; Market value -- $723,267)
         (Cost -- $708,000)                                            $ 708,000

 TOTAL INVESTMENTS -- 100.0%

        (Cost -- $30,441,356)(2)                                     $34,147,995


 1. Non-income producing security.
 2. Aggregate cost for Federal income tax purposes is substantially the same.

 See Notes to Financial Statements.



ING INTERNATIONAL EQUITY FUND


  Shares/
  Principal
  Amount                                                                Value
  ------                                                                -----
 FOREIGN STOCK -- 91.7%

 BRAZIL -- 1.2%
 17,975 Embratel Participacoes SA -- ADR                              $  404,438
 16,265 Tele Norte Leste Participacoes SA -- ADR                         289,718
                                                                      ----------
                                                                         694,156
 CHINA -- 0.6%
1,836,000 Yizheng Chemical Fibre Co., Ltd. --
          H Shares(1)                                                    355,924

 FINLAND -- 3.6%
 35,640 Nokia Oyj                                                      2,044,460

 FRANCE -- 11.5%
  3,180 Axa SA                                                           471,512
  5,780 Banque Nationale de Paris                                        467,134
  4,220 Canal Plus                                                       813,317
  2,260 Castorama Dubois Investissement SA                               493,096
  3,500 Christian Dior SA                                                832,054
  6,850 France Telecom SA                                              1,059,892
    500 Havas Advertising SA                                             249,548
  2,350 Societe Generale -- A Shares                                     486,668
  8,915 Total Fina Elf SA                                              1,352,662
 20,650 Usinor SA                                                        271,269
                                                                      ----------
                                                                       6,497,152
 GERMANY -- 9.8%
  2,430 Allianz AG -- Registered Shares                                  935,559
  6,540 BASF AG                                                          282,709
 11,408 Deutsche Bank AG -- Registered Shares                            766,418
 22,690 Deutsche Telekom AG -- Registered Shares                       1,454,237
  1,590 Muenchener Rueckversicherungs AG --
        Registered Shares                                                463,996
  1,340 SAP AG -- Preferred Shares                                       788,172
  5,630 Siemens AG                                                       830,689
                                                                      ----------
                                                                       5,521,780
 HONG KONG -- 4.7%
121,200 Cable & Wireless HKT Ltd.                                        285,526
 38,000 Cheung Kong (Holdings) Ltd.                                      453,705
 98,000 China Telecom (Hong Kong) Ltd.(1)                                707,711
 18,700 Hang Seng Bank Ltd.                                              172,255
 72,000 Hutchison Whampoa Ltd.                                         1,049,145
                                                                      ----------
                                                                       2,668,342
 HUNGARY -- 0.4%
  6,750 Magyar Tavkozlesi Rt -- Sponsored ADR                            234,984

 INDIA -- 0.5%
  9,100 Mahanagar Telephone Nigam Ltd. -- GDR(1)(2)                      118,869
  8,200 Videsh Sanchar Nigam Ltd. -- Sponsored GDR(2)                    162,360
                                                                      ----------
                                                                         281,229
INDONESIA -- 0.3%
 10,400 PT Indosat (Persero) Tbk -- ADR                                  138,450

 ITALY -- 2.9%
 56,750 Autostrade-Concessioni e Costruzioni
        Autostrade S.p.A                                                 382,292
 21,340 San Paolo-IMI S.p.A                                              298,763
102,220 Telecom Italia Mobile S.p.A                                      975,746
                                                                      ----------
                                                                       1,656,801





  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  17

APRIL 30, 2000 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING INTERNATIONAL EQUITY FUND (CONTINUED)


  Shares/
  Principal
  Amount                                                                 Value
  ------                                                                 -----
 JAPAN -- 20.4%
 21,000 Canon Inc.                                                   $   960,511
 97,300 The Chuo Mitsui Trust & Banking Co., Ltd.                        438,731
 43,000 Daiwa Securities Group Inc.                                      656,914
 14,000 Fuji Photo Film Co., Ltd.                                        561,270
    200 Hikari Tsushin, Inc.                                              28,888
 63,000 Hitachi, Ltd.                                                    752,465
 21,000 Kao Corp.                                                        639,693
 28,000 Matsushita Electric Industrial Co., Ltd.                         741,447
 50,000 Mitsubishi Corp.                                                 435,165
  2,700 Nintendo Co., Ltd.                                               449,979
 67,000 Nippon Express Co., Ltd.                                         423,073
    101 Nippon Telegraph & Telephone Corp.                             1,253,090
  2,680 Orix Corp.                                                       382,627
  6,200 Promise Co., Ltd.                                                502,292
  3,000 Seven-Eleven Japan Co., Ltd.                                     369,427
 13,000 Takeda Chemical Industries, Ltd.                                 855,794
  5,000 TDK Corp.                                                        669,876
 28,000 Toyota Motor Corp.                                             1,392,158
                                                                     -----------
                                                                      11,513,400
 MEXICO -- 0.8%
  3,300 Grupo Televisa SA -- Sponsored GDR(1)                            209,344
 14,200 Panamerican Beverages, Inc. -- A Shares                          233,412
                                                                     -----------
                                                                         442,756
 NETHERLANDS -- 4.9%
 26,492 Koninklijke (Royal) Philips Electronics NV                     1,181,796
 12,450 KPNQwest NV(1)                                                   517,246
 10,650 Royal Dutch Petroleum Co.                                        613,833
 19,190 TNT Post Group NV                                                418,695
                                                                     -----------
                                                                       2,731,570
 RUSSIA -- 0.7%
 25,900 Surgutneftegaz -- Sponsored ADR                                  393,032

 SINGAPORE -- 2.9%
  8,000 Chartered Semiconductor Manufacturing Ltd.(1)                     68,913
 39,000 DBS Group Holdings Ltd.                                          537,064
 29,550 Oversea-Chinese Banking Corp. Ltd.                               202,599
 25,000 Singapore Press Holdings Ltd.                                    489,306
220,000 Singapore Telecommunications Ltd.                                317,140
                                                                     -----------
                                                                       1,615,022
 SOUTH AFRICA -- 0.7%
 18,100 De Beers Centenary AG -- Linked Units                            371,049

 SOUTH KOREA -- 0.7%
  6,500 Korea Telecom Corp. -- Sponsored ADR                             224,250
  2,400 Samsung Electronics -- Sponsored GDR(2)                          194,700
                                                                     -----------
                                                                         418,950
 SPAIN -- 2.3%
 21,914 Banco Santander Central Hispano, SA                              228,506
 15,050 Endesa SA                                                        326,451
 33,238 Telefonica SA(1)                                                 739,704
                                                                     -----------
                                                                       1,294,661
 SWEDEN -- 3.8%
 11,450 Sandvik AB -- A Shares                                           275,873
  6,350 Skandia Forsakrings AB                                           303,865
 17,590 Telefonaktiebolaget LM Ericsson AB --
        B Shares                                                       1,563,774
                                                                     -----------
                                                                       2,143,512
 SWITZERLAND -- 7.5%
  5,736 ABB Ltd.                                                         643,169
  1,280 Adecco SA -- Registered Shares                                 1,049,545
    360 Compagnie Financiere Richemont AG --
        A Units                                                          874,080
  2,390 Credit Suisse Group -- Registered Shares                         431,410
    520 PubliGroupe SA                                                   400,765
     56 Roche Holding AG                                                 584,435
    210 The Swatch Group AG -- B Shares                                  224,883
                                                                     -----------
                                                                       4,208,287
 TAIWAN -- 0.9%
 16,613 China Steel Corp. -- Sponsored GDR                               235,697
 10,200 Synnex Technology International Corp. -- GDR                     274,635
                                                                     -----------
                                                                         510,332
 UNITED KINGDOM -- 10.6%
106,600 BP Amoco PLC                                                     920,279
 44,000 British Telecommunications PLC                                   785,736
 70,400 HSBC Holdings PLC                                                780,941
 29,003 Logica PLC                                                       877,809
115,804 New Dixons Group PLC                                             470,571
 26,000 Shire Pharmaceuticals Group PLC(1)                               369,172
238,466 Vodafone AirTouch PLC                                          1,089,671
 45,277 WPP Group PLC                                                    683,770
                                                                     -----------
                                                                       5,977,949
 TOTAL FOREIGN STOCK
        (Cost -- $48,169,582)                                        $51,713,798

 REPURCHASE AGREEMENT -- 8.3%

$4,652,000 State Street Bank & Trust Co., 5.740%
           due 5/1/2000; Proceeds at maturity -- $4,654,225;
           (Fully collateralized by Federal Home Loan Bank,
           6.372% due 2/7/2001; Market value -- $4,747,157)
           (Cost -- $4,652,000)                                      $ 4,652,000

 TOTAL INVESTMENTS -- 100.0%

        (Cost -- $52,821,582)(3)                                     $56,365,798


1. Non-income producing security.
2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $475,929 in market value or 0.8% of net assets.
3. Aggregate cost for Federal income tax purposes is substantially the same.
ADR -- American Depository Receipts.
GDR -- Global Depository Receipts.


 See Notes to Financial Statements.



18  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

ING GLOBAL BRAND NAMES FUND


  Shares/
  Principal
  Amount                                                                 Value
  ------                                                                 -----
 COMMON STOCK -- 97.9%

 AUSTRALIA -- 1.8%
467,700 Foster's Brewing Group Ltd.                                  $ 1,181,590

 FINLAND -- 4.2%
 46,160 Nokia Oyj                                                      2,647,932

 FRANCE -- 7.1%
  4,240 L'Oreal SA                                                     2,875,520
  3,810 Louis Vuitton Moet Hennessy                                    1,598,831
                                                                     -----------
                                                                       4,474,351
 GERMANY -- 2.5%
  9,700 Adidas-Salomon AG                                                610,224
 26,390 Volkswagen AG                                                    992,034
                                                                     -----------
                                                                       1,602,258
 JAPAN -- 8.5%
 16,000 Canon Inc.                                                       731,818
 12,000 Fuji Photo Film Co., Ltd.                                        481,089
 34,000 Honda Motor Co., Ltd.                                          1,520,485
  8,400 Sony Corp.                                                       965,178
  8,400 Sony Corp. -- New Shares(1)                                      972,177
 14,000 Toyota Motor Corp.                                               696,079
                                                                     -----------
                                                                       5,366,826
 NETHERLANDS -- 9.3%
 12,860 Gucci Group NV -- NY Registered Shares                         1,126,858
 56,000 Heineken NV                                                    3,105,486
 36,000 Unilever NV -- Share Certificates                              1,635,071
                                                                     -----------
                                                                       5,867,415
 SWEDEN -- 3.3%
 23,340 Telefonaktiebolaget LM Ericsson AB --
        B Shares                                                       2,074,956

 SWITZERLAND -- 2.2%
    807 Nestle SA -- Registered Shares                                 1,421,614

 UNITED STATES -- 59.0%
  6,120 America Online, Inc.(1)                                          366,052
 12,480 American Express Co.                                           1,872,780
 14,000 Cisco Systems, Inc.(1)                                           970,594
 58,000 The Coca-Cola Co.                                              2,729,625
 30,860 Colgate-Palmolive Co.                                          1,762,877
 32,110 Compaq Computer Corp.                                            939,217
 37,640 Dell Computer Corp.(1)                                         1,886,705
 23,820 Ford Motor Co.                                                 1,302,656
 43,450 The Gillette Co.                                               1,607,650
 31,000 Intel Corp.                                                    3,931,188
 25,000 Johnson & Johnson                                              2,062,500
 61,730 McDonald's Corp.                                               2,353,456
 42,000 Microsoft Corp.(1)                                             2,929,500
 10,000 Motorola, Inc.                                                 1,190,625
 49,400 PepsiCo, Inc.                                                  1,812,362
 32,650 Philip Morris Cos. Inc.                                          714,219
 12,350 The Procter & Gamble Co.                                         736,369
 39,000 Time Warner Inc.                                               3,507,562
 51,000 The Walt Disney Co.                                            2,208,938
 17,700 Wm. Wrigley Jr. Co.                                            1,281,037
  9,205 Yahoo! Inc.(1)                                                 1,198,951
                                                                     -----------
                                                                      37,364,863
 TOTAL COMMON STOCK
        (Cost -- $53,661,763)                                        $62,001,805

PREFERRED STOCK -- 0.1%

 NETHERLANDS -- 0.1%
 15,150 Unilever NV -- Cumulative Preferred Shares
        (Cost -- $91,421)                                                 70,930

 REPURCHASE AGREEMENT -- 2.0%

$1,238,000 State Street Bank & Trust Co., 5.740%
           due 5/1/2000; Proceeds at maturity -- $1,238,592;
           (Fully collateralized by Federal Home Loan Bank,
           6.372% due 2/7/2001; Market value -- $1,265,234)
           (Cost -- $1,238,000)                                      $ 1,238,000

 TOTAL INVESTMENTS -- 100.0%

        (Cost -- $54,991,184)(2)                                     $63,310,735


 1. Non-income producing security.
 2. Aggregate cost for Federal income tax purposes is substantially the same.

 See Notes to Financial Statements.


  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000  19

APRIL 30, 2000 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING INTERNATIONAL BOND FUND


  Shares/
  Principal
  Amount                                                Ratings(1)         Value
  ------                                                ----------         -----
 FOREIGN BONDS -- 67.9%

AUSTRALIA -- 0.7%
  230,000 Queensland Treasury Corp.,
          Series 05G, 6.500%
          due 6/14/2005(2)                               AAA/Aaa       $   133,458

 AUSTRIA -- 2.2%
  490,000 Republic of Austria, Series 98 2,
          4.300% due 7/15/2003(3)                        AAA/Aaa           435,905

 BELGIUM -- 5.0%
1,000,000 Kingdom of Belgium,
          6.500% due 3/25/2002(4)                        AA+/Aa1           986,434

 CANADA -- 4.8%
1,440,000 Canadian Government,
          5.250% due 9/1/2003(5)                         AAA/Aa1           942,196

 DENMARK -- 4.6%
7,270,000 Kingdom of Denmark,
          6.000% due 11/15/2002(6)                         NR/NR           900,291

 FRANCE -- 3.7%
  798,000 French Treasury Notes,
          4.500% due 7/12/2003(3)                         NR/Aaa           720,895

 GERMANY -- 17.1%
  153,000 Bundesobligation, Series 121,
          4.750% due 11/20/2001(3)                       AAA/Aaa           139,578
          Bundesrepublic Deutschland:
  894,000 Series 97, 6.000% due 7/4/2007(3)*             AAA/Aaa           843,841
2,040,000 Series 98, 5.625% due 1/4/2028(3)              AAA/Aaa         1,839,977
  600,000 Bundesschatzanweisungen,
          Series 98, 3.250% due 9/15/2000(3)              NR/Aaa           543,668
                                                                       -----------
                                                                         3,367,064
 ITALY -- 5.2%
          Buoni Poliennali del Tes:
  830,000 3.750% due 9/1/2002(3)                          AA/Aa3           736,368
  340,000 4.500% due 5/1/2009(3)*                         AA/Aa3           286,988
                                                                       -----------
                                                                         1,023,356
 JAPAN -- 5.6%
  150,000 Development Bank of Japan,
          9.125% due 1/31/2005(7)                        AAA/Aa1           253,031
  280,000 Japan Finance Corp.
          Municipal Enterprise,
          6.375% due 3/9/2004(7)*                        AAA/Aa1           430,315
  260,000 Kansai International Airport Co.,
          7.375% due 9/24/2007(7)*                         NR/NR           421,325
                                                                       -----------
                                                                         1,104,671
 NETHERLANDS -- 4.2%
  916,000 Netherlands Government,
          5.250% due 7/15/2008(3)*                        NR/Aaa           825,550

 SPAIN -- 4.6%
1,020,000 Bonos Y Oblig del Estado,
          4.500% due 7/30/2004(3)                         NR/Aa2           907,721

 SWEDEN -- 5.0%
8,700,000 Swedish Government, Series 1039,
          5.500% due 4/12/2002(8)                         AAA/NR           978,419

 UNITED KINGDOM -- 5.2%
  630,000 United Kingdom Treasury,
          5.750% due 12/7/2009(7)                        AAA/Aaa         1,021,611

 TOTAL FOREIGN BONDS
          (Cost -- $15,917,083)                                        $13,347,571

 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 22.1%

  300,000 Fannie Mae, Series EMTN,
          6.875% due 6/7/2002(7)                          NR/Aaa       $   467,787
  740,000 Tennessee Valley Authority, Series A
          6.375% due 6/15/2005(4)                         NR/Aaa           708,944
          U.S. Treasury Bonds,
1,260,000 6.125% due 8/15/2029(4)                          NR/NR         1,263,544
          U.S. Treasury Notes:
  240,000 7.250% due 8/15/2004(4)                          NR/NR           245,775
1,760,000 5.500% due 5/15/2009(4)                          NR/NR         1,657,700
                                                                       -----------
                                                                         1,903,475
 TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
          (Cost -- $4,408,208)                                         $ 4,343,750

 SUPRA-NATIONAL ENTITY -- 9.4%

  960,000 Asian Development Bank,
          6.750% due 6/11/2007(4)                        AAA/Aaa           933,572
          Inter-American Development Bank:
  480,000 6.375% due 10/22/2007(4)                       AAA/Aaa           454,357
  500,000 5.750% due 2/26/2008(4)                        AAA/Aaa           453,902
                                                                       -----------
                                                                           908,259
 TOTAL SUPRA-NATIONAL ENTITY
          (Cost -- $1,959,886)                                         $ 1,841,831

 REPURCHASE AGREEMENT -- 0.6%

 $123,000 State Street Bank & Trust Co.,
          5.740% due 5/1/2000;
          Proceeds at maturity -- $123,059;
          (Fully collateralized by Fannie Mae,
          6.100% due 9/14/2001;
          Market value -- $129,544)
          (Cost -- $123,000)                                           $   123,000

 TOTAL INVESTMENTS -- 100.0%
          (Cost -- $22,408,177)(9)                                     $19,656,152


*  Security is partially segregated.
1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.
2. Security is denominated in Australian Dollar.
3. Security is denominated in EURO.
4. Security is denominated in United States Dollar.
5. Security is denominated in Canadian Dollar.
6. Security is denominated in Danish Kroner.
7. Security is denominated in British Pound.
8. Security is denominated in Swedish Kronor.
9. Aggregate cost for Federal income tax purposes is substantially the same.

 See Notes to Financial Statements.




20  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

APRIL 30, 2000 (UNAUDITED)

BOND RATINGS


All ratings are by Standard & Poor's Rating Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). The definitions of the applicable rating symbol are set forth below:

Standard & Poor's applies indicators "+" and " - " to its rating categories. The indicators show relative standing within the major rating categories.


AAA    -Highest grade debts in which capacity to pay interest and repay principal is extremely strong.

AA     -High-grade debts having a very strong capacity to pay interest and repay principal.

A      -Upper medium grade debts that have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB    -Debts having an adequate capacity to pay interest and repay principal.
        Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.


BB,B,  -Debts rated in these categories are predominantly speculative with respect to capacity to pay interest and repay principal in accordance CCC, CC with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

Moody's applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Aaa    -Debts judged to be the best quality and carry the smallest degree of investment risk.

Aa     -Debts judged to be of high quality by all standards.

A      -Debts possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

Baa    -Debts are considered to be medium grade obligations, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba     -Debts rated in this category are judged to have speculative elements, their future cannot be considered as well assured.

B      -Debts rated in this category generally lack characteristics of the desirable investment.

Caa    -Debts in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

NR     - Indicates that the bond is not rated by Standard & Poor's or Moody's.



    ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000   21

FINANCIAL HIGHLIGHTS
ING EMERGING MARKETS EQUITY FUND



For a share of beneficial interest outstanding      Class A Shares(1)    Class B Shares(1)    Class C Shares(1)    Class X Shares(1)
throughout the period:                                     4/30/00(2)           4/30/00(2)           4/30/00(2)           4/30/00(2)
----------------------------------------------      -----------------    -----------------    -----------------    -----------------
Net asset value per share, beginning of period           $   10.00            $   10.00            $   10.00            $   10.00

From investment operations:
  Net investment income                                       0.01                 0.00(7)              0.00(7)              0.00(7)
  Net realized and unrealized loss(3)                        (1.50)               (1.49)               (1.50)               (1.50)
                                                         ---------            ---------            ---------            ---------
  Total from investment operations                           (1.49)               (1.49)               (1.50)               (1.50)
                                                         ---------            ---------            ---------            ---------
Distributions paid from investment income                       --                   --                   --                   --
                                                         ---------            ---------            ---------            ---------
Net asset value per share, end of period                 $    8.51            $    8.51            $    8.50            $    8.50

NET ASSETS, END OF PERIOD (in thousands)                 $   8,836            $     288            $     193            $      44

Total investment return at net asset value(4,5)            - 14.90%             - 14.90%             - 15.00%             - 15.00%
Ratios to average net assets:(6)
  Net expenses                                                1.68%                2.42%                2.39%                2.38%
  Gross expenses                                              4.18%                4.51%                4.49%                4.48%
  Net investment income                                       0.87%                0.22%                0.15%                0.07%
Portfolio turnover rate(5)                                   11.38%               11.38%               11.38%               11.38%


1. Commenced operations on March 1, 2000. 2. Unaudited. 3. Includes gains and losses on foreign currency transactions. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been - 13.30% for the period ended 4/30/00. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized. 7. Amount represents less than $0.01.





FINANCIAL HIGHLIGHTS
ING GLOBAL COMMUNICATIONS FUND


For a share of beneficial interest outstanding      Class A Shares(1)    Class B Shares(1)    Class C Shares(1)    Class X Shares(1)
throughout the period:                                     4/30/00(2)           4/30/00(2)           4/30/00(2)           4/30/00(2)
----------------------------------------------      -----------------    -----------------    -----------------    -----------------
Net asset value per share, beginning of period          $    10.00           $    10.00           $    10.00           $    10.00

From investment operations:
  Net investment loss                                        (0.01)               (0.02)               (0.02)               (0.01)
  Net realized and unrealized loss(3)                        (1.57)               (1.57)               (1.56)               (1.56)
                                                         ---------            ---------            ---------            ---------
  Total from investment operations                           (1.58)               (1.59)               (1.58)               (1.57)
                                                         ---------            ---------            ---------            ---------
Distributions paid from investment income                       --                   --                   --                   --
                                                         ---------            ---------            ---------            ---------
Net asset value per share, end of period                $     8.42           $     8.41           $     8.42           $     8.43

NET ASSETS, END OF PERIOD (in thousands)                $   61,982           $   35,137           $    9,573           $    1,353

Total investment return at net asset value(4,5)            - 15.80%             - 15.90%             - 15.80%             - 15.70%
Ratios to average net assets:(6)
  Net expenses                                                1.51%                2.15%                2.15%                2.13%
  Gross expenses                                              2.71%                2.95%                2.95%                2.93%
  Net investment loss                                       - 0.67%              - 1.32%              - 1.34%              - 1.34%
Portfolio turnover rate(5)                                   13.54%               13.54%               13.54%               13.54%


1. Commenced operations on March 1, 2000. 2. Unaudited. 3. Includes gains and losses on foreign currency transactions. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been - 14.01% for the period ended 4/30/00. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized.







22   ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

FINANCIAL HIGHLIGHTS
ING GLOBAL INFORMATION TECHNOLOGY FUND


  For a share of beneficial interest             Class A Shares(1)     Class B Shares(1)     Class C Shares(1)     Class X Shares(2)
  outstanding throughout each period:         4/30/00(3)   10/31/99  4/30/00(3)  10/31/99  4/30/00(3) 10/31/99   4/30/00(3) 10/31/99
  ----------------------------------          ----------   --------  ----------  --------  ---------  --------   ---------- --------
Net asset value per share,
  beginning of period                          $  17.38    $ 10.00    $ 17.28     $10.00    $ 17.28    $10.00     $17.29     $12.42

From investment operations:
  Net investment loss                             (0.16)     (0.13)     (0.17)     (0.08)     (0.17)    (0.05)     (0.21)     (0.13)
  Net realized and unrealized gain(4)             12.29       7.51      12.18       7.36      12.17      7.33      12.19       5.00
                                               --------    --------   -------     ------    -------    --------   ------     -------
  Total from investment operations                12.13       7.38      12.01       7.28      12.00      7.28      11.98       4.87
                                               --------    --------   -------     ------    -------    --------   ------     -------
Distributions paid from capital gain              (0.84)        --      (0.84)        --      (0.84)       --      (0.84)        --
                                               --------    --------   -------     ------    -------    --------   ------     -------
Net asset value per share, end of period       $  28.67    $ 17.38    $ 28.45     $17.28    $ 28.44    $17.28     $28.43     $17.29

NET ASSETS, END OF PERIOD (in thousands)       $108,760    $54,798    $33,552     $5,964    $17,971    $2,102     $7,848     $2,545

Total investment return at net asset
  value(5,6)                                      70.82%     73.80%     70.53%     72.80%     70.47%    72.80%     70.31%     39.21%
Ratios to average net assets:(7)
  Net expenses                                     1.51%      1.57%      2.13%      2.25%      2.13%     2.24%      2.15%      2.25%
  Gross expenses                                   2.69%      2.95%      2.91%      3.22%      2.90%     3.20%      2.92%      3.22%
  Net investment loss                             -1.24%     -1.29%     -1.84%     -2.04%     -1.84%    -2.05%     -1.87%     -2.02%
Portfolio turnover rate(6)                        51.20%     56.88%     51.20%     56.88%     51.20%    56.88%     51.20%     56.88%

------------------
1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Unaudited. 4. Includes gains and losses on foreign currency transactions. 5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 73.72% for the six months ended 4/30/00 and 42.00% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 6. Not annualized. 7. Annualized.


FINANCIAL HIGHLIGHTS
ING EUROPEAN EQUITY FUND


  For a share of beneficial interest           Class A Shares(1)      Class B Shares(1)     Class C Shares(1)      Class X Shares(2)
  outstanding throughout each period:        4/30/00(3)  10/31/99   4/30/00(3)  10/31/99  4/30/00(3)  10/31/99  4/30/00(3) 10/31/99
  -----------------------------------        ----------  --------   ----------  --------  ----------  --------  ---------- --------
Net asset value per share,
  beginning of period                         $ 10.95     $ 10.00    $10.89      $10.00    $10.89      $10.00    $10.89      $10.53

From investment operations:
  Net investment income (loss)                  (0.02)       0.04     (0.06)       0.00(8)  (0.03)      (0.01)    (0.05)       0.01
  Net realized and unrealized gain(4)            1.02        0.91      1.01        0.89      0.94        0.90      1.01        0.35
                                               --------    --------   -------     ------    -------    --------   ------     -------
  Total from investment operations               1.00        0.95      0.95        0.89      0.91        0.89      0.96        0.36
                                               --------    --------   -------     ------    -------    --------   ------     -------
Distributions paid from:
  Capital gain                                  (0.28)         --     (0.28)         --     (0.28)         --     (0.28)         --
  Investment income                             (0.05)         --     (0.03)         --     (0.05)         --     (0.02)         --
                                               --------    --------   -------     ------    -------    --------   ------     -------
  Total distributions                           (0.33)         --     (0.31)         --     (0.33)         --     (0.30)         --
                                               --------    --------   -------     ------    -------    --------   ------     -------
Net asset value per share, end of period      $ 11.62     $ 10.95    $11.53      $10.89    $11.47      $10.89    $11.55      $10.89

NET ASSETS, END OF PERIOD (in thousands)      $32,009     $28,746    $1,028      $  849    $  173      $   62    $  854      $  707

Total investment return at net asset
  value(5,6)                                     9.22%       9.50%     8.75%       8.90%     8.37%       8.90%     8.87%       3.42%
Ratios to average net assets:(7)
  Net expenses                                   1.62%       1.61%     2.27%       2.27%     2.26%       2.26%     2.27%       2.26%
  Gross expenses                                 2.89%       3.06%     3.13%       3.35%     3.13%       3.34%     3.13%       3.35%
  Net investment income (loss)                  -0.42%       0.48%    -1.06%      -0.08%    -0.94%      -0.15%    -0.82%       0.11%
Portfolio turnover rate(6)                      36.24%      62.91%    36.24%      62.91%    36.24%      62.91%    36.24%      62.91%


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 15, 1999. 3. Unaudited. 4. Includes gains and losses on foreign currency transactions. 5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 11.04% for the six months ended 4/30/00 and 5.49% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 6. Not annualized. 7. Annualized. 8. Amount represents less than $.01.


    ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000   23

FINANCIAL HIGHLIGHTS
ING INTERNATIONAL EQUITY FUND

  For a share of beneficial
  interest outstanding           Class A Shares(1)   Class B Shares(1)   Class C Shares(1)   Class I Shares(2)    Class X Shares(3)
  throughout each period:       4/30/00(4) 10/31/99 4/30/00(4) 10/31/99 4/30/00(4) 10/31/99 4/30/00(4)  10/31/99 4/30/00(4) 10/31/99

  -----------------------       ---------- -------- ---------- -------- ---------- --------  ---------- -------- ---------- --------
Net asset value per share,
  beginning of period            $ 11.82   $ 10.00    $11.76   $ 10.00   $11.76    $ 10.00     $11.82   $ 11.29    $11.76   $ 10.24

From investment operations:
  Net investment income (loss)     (0.02)     0.04     (0.04)    (0.01)   (0.03)     (0.01)      0.02      0.00(9)  (0.05)    (0.01)
  Net realized and unrealized
    gain(5)                         1.29      1.78      1.26      1.77     1.24       1.77       1.29      0.53      1.28      1.53
                                 -------   -------    ------    ------    -----     ------      -----    ------     -----    ------
  Total from investment
    operations                      1.27      1.82      1.22      1.76     1.21       1.76       1.31      0.53      1.23      1.52
                                 -------   -------    ------    ------    -----     ------      -----    ------     -----    ------

Distributions paid from:
  Capital gain                     (0.50)       --     (0.50)       --    (0.50)        --      (0.50)       --     (0.50)       --
  Investment income                (0.06)       --     (0.07)       --    (0.09)        --      (0.12)       --     (0.06)       --
                                 -------   -------    ------    ------    -----     ------      -----    ------     -----    ------

  Total distributions              (0.56)       --     (0.57)       --    (0.59)        --      (0.62)       --     (0.56)       --
                                 -------   -------    ------    ------    -----     ------      -----    ------     -----    ------

Net asset value per share,
  end of period                  $ 12.53   $ 11.82    $12.41   $ 11.76   $12.38    $ 11.76     $12.51   $ 11.82    $12.43   $ 11.76

NET ASSETS, END OF PERIOD
  (in thousands)                 $51,928   $32,106    $1,863   $   680   $1,755    $   417     $  144   $    89    $  618   $   347

Total investment return at
  net asset value(6,7)             10.68%    18.20%    10.31%    17.60%   10.21%     17.60%     11.03%     4.69%    10.36%    14.84%
Ratios to average net
 assets:(8)
  Net expenses                      1.58%     1.59%     2.21%     2.23%    2.21%      2.20%      1.02%     1.04%     2.22%     2.23%
  Gross expenses                    2.81%     3.04%     3.04%     3.30%    3.04%      3.39%      1.80%     2.63%     3.05%     3.32%
  Net investment income (loss)     -0.27%     0.44%    -0.85%    -0.32%   -0.79%     -0.59%      0.29%    -0.03%    -0.91%    -0.24%
Portfolio turnover rate(7)         58.06%   105.44%    58.06%   105.44%   58.06%    105.44%     58.06%   105.44%    58.06%   105.44%


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on September 27, 1999. 3. Class X shares commenced offering on February 16, 1999. 4. Unaudited. 5. Includes gains and losses on foreign currency transactions. 6. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 12.57% for the six months ended 4/30/00 and 17.14% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 7. Not annualized.
8. Annualized. 9. Amount represents less than  $0.01.


FINANCIAL HIGHLIGHTS
ING GLOBAL BRAND NAMES FUND


  For a share of beneficial
  interest outstanding           Class A Shares(1)   Class B Shares(1)   Class C Shares(1)   Class I Shares(2)     Class X Shares(3)
  throughout each period:       4/30/00(4) 10/31/99 4/30/00(4) 10/31/99 4/30/00(4) 10/31/99 4/30/00(5) 10/31/99  4/30/00(4) 10/31/99
  -----------------------       ---------- -------- ---------- -------- ---------- -------- ---------- --------  ---------- --------
Net asset value per share,
  beginning of period            $ 11.57   $ 10.00   $11.50    $ 10.00   $ 11.51   $ 10.00        N/A  $ 11.34      $11.52  $ 10.76

From investment operations:
  Net investment loss              (0.03)    (0.02)   (0.06)     (0.04)    (0.06)    (0.06)       N/A     0.00(10)   (0.08)   (0.05)
  Net realized and
    unrealized gain(6)              1.42      1.59     1.40       1.54      1.40      1.57        N/A     0.24        1.41     0.81
                                 -------   -------    ------    ------    -----     ------      -----    ------     -----    ------
  Total from investment
    operations                      1.39      1.57     1.34       1.50      1.34      1.51        N/A     0.24        1.33     0.76
                                 -------   -------    ------    ------    -----     ------      -----    ------     -----    ------
Distributions paid from
  capital gain                     (0.16)       --    (0.16)        --     (0.16)       --         --       --       (0.16)      --
                                 -------   -------    ------    ------    -----     ------      -----    ------     -----    ------
Net asset value per share,
  end of period                  $ 12.80   $ 11.57   $12.68    $ 11.50   $ 12.69   $ 11.51        N/A  $ 11.58      $12.69  $ 11.52

NET ASSETS, END OF PERIOD
 (in thousands)                  $42,614   $35,376   $5,133    $ 2,841   $12,756   $ 7,548        N/A  $   461      $2,663  $ 2,316

Total investment return
  at net asset value(7,8)          12.07%    15.70%   11.71%     15.00%    11.70%    15.10%       N/A     2.12%      11.60%    7.06%
Ratios to average net
 assets:(9)
  Net expenses                      1.51%     1.48%    2.15%      2.14%     2.15%     2.13%       N/A     0.96%       2.16%    2.14%
  Gross expenses                    2.56%     2.68%    2.80%      2.93%     2.80%     2.93%       N/A     1.68%       2.81%    2.93%
  Net investment loss              -0.57%    -0.18%   -1.19%     -0.97%    -1.19%    -0.78%       N/A    -0.12%      -1.23%   -0.87%
Portfolio turnover rate(8)         17.44%    11.09%   17.44%     11.09%    17.44%    11.09%       N/A    11.09%      17.44%   11.09%

--------------------
1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on July 29, 1999. 3. Class X shares commenced offering on January 14, 1999. 4. Unaudited. 5. Class I shares were fully redeemed on December 29, 1999. 6. Includes gains and losses on foreign currency transactions. 7. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 13.83% for the six months ended 4/30/00 and 9.20% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 8. Not annualized. 9. Annualized. 10. Amount represents less than $0.01.


24   ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

FINANCIAL HIGHLIGHTS
ING INTERNATIONAL BOND FUND



  For a share of beneficial
  interest outstanding         Class A Shares(1)    Class B Shares(1)    Class C Shares(1)    Class I Shares(2)   Class X Shares(3)
  throughout each period:     4/30/00(4) 10/31/99  4/30/00(4) 10/31/99  4/30/00(4) 10/31/99  4/30/00(4) 10/31/99 4/30/00(4) 10/31/99
  -----------------------     ---------- --------  ---------- --------  ---------- --------  ---------- -------- ---------- --------
Net asset value per share,
  beginning of period          $  8.78   $  10.00   $  8.78   $  10.00   $  8.79   $  10.00   $  8.76   $  8.97   $  8.78   $  9.87

From investment operations(5):
  Net investment income           0.12       0.20      0.09       0.18      0.09       0.17      0.15      0.09      0.09      0.16
  Net realized and unrealized
    loss(6)                      (0.73)     (1.21)    (0.74)     (1.25)    (0.72)     (1.23)    (0.70)    (0.21)    (0.73)    (1.11)
                                -------    -------   -------    -------   -------    -------   -------   -------   -------   -------
  Total from investment
    operations                   (0.61)     (1.01)    (0.65)     (1.07)    (0.63)     (1.06)    (0.55)    (0.12)    (0.64)    (0.95)
                                -------    -------   -------    -------   -------    -------   -------   -------   -------   -------
Distributions paid from:
    Investment income            (0.13)        --     (0.10)        --     (0.11)        --     (0.17)       --     (0.10)       --
  Return of capital                 --      (0.21)       --      (0.15)       --      (0.15)       --     (0.09)       --     (0.14)
                                -------    -------   -------    -------   -------    -------   -------   -------   -------   -------
  Total distributions            (0.13)     (0.21)    (0.10)     (0.15)    (0.11)     (0.15)    (0.17)    (0.09)    (0.10)    (0.14)
                                -------    -------   -------    -------   -------    -------   -------   -------   -------   -------
Net asset value per share,
  end of period                $  8.04   $   8.78   $  8.03   $   8.78   $  8.05   $   8.79   $  8.04   $  8.76   $  8.04   $  8.78

NET ASSETS, END OF PERIOD
  (in thousands)               $21,630   $ 23,630   $   458   $    520   $    43   $     14        --   $     5   $   572   $   736

Total investment return
  at net asset value(7,8)       -6.96%    -10.16%    -7.39%    -10.71%    -7.26%    -10.60%    -6.53%    -1.35%    -7.27%    -9.64%
Ratios to average net
 assets:(9)
  Net expenses                    1.51%      1.48%     2.15%      2.12%     2.16%      2.13%     1.06%     1.03%     2.16%     2.12%
  Gross expenses                  2.85%      2.78%     3.09%      3.01%     3.10%      3.02%     1.84%     1.81%     3.10%     3.01%
  Net investment income           2.89%      2.51%     2.21%      2.26%     2.08%      2.20%     3.43%     3.84%     2.26%     2.26%
Portfolio turnover rate(8)       44.18%    140.92%    44.18%    140.92%    44.18%    140.92%    44.18%   140.92%    44.18%   140.92%


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on July 29,1999. 3. Class X shares commenced offering on January 11, 1999. 4. Unaudited. 5. Per share calculation is based on average number of shares outstanding during the period. 6. Includes gains and losses on foreign currency transactions. 7. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been -5.41% for the six months ended 4/30/00 and -7.83% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 8. Not annualized.
9. Annualized.


    ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000   25

APRIL 30, 2000 (UNAUDITED)


STATEMENTS OF ASSETS & LIABILITIES


                                                        ING                                ING
                                                      EMERGING            ING             GLOBAL                 ING
                                                      MARKETS            GLOBAL         INFORMATION            EUROPEAN
                                                      EQUITY         COMMUNICATIONS      TECHNOLOGY             EQUITY
                                                       FUND               FUND              FUND                 FUND
                                                       ----               ----              ----                 ----
ASSETS:
Investments in securities, at cost                  $10,599,675      $ 122,766,615      $ 131,540,267      $  29,733,356
                                                    -----------      -------------      -------------      -------------

Investments in securities, at value                 $ 9,167,946      $ 104,617,387      $ 165,181,577      $  33,439,995
Repurchase agreements, at value                         223,000          4,176,000          2,219,000            708,000
Cash                                                     23,068                 --             31,884              4,939
Foreign currency, at value                               10,864                 --                 --             43,485
Receivable for investment securities sold                54,607                 --                 --            762,702
Receivable for fund shares sold                              --          1,030,087          1,074,495             36,000
Receivable for open foreign currency contracts
   (Note 5)                                                  26                 --                 --              9,361
Dividend and interest receivables                        14,954             25,978             10,462            114,694
Prepaid expenses                                          4,420             17,749             36,600             18,418
                                                    -----------      -------------      -------------      -------------
Total Assets                                          9,498,885        109,867,201        168,554,018         35,137,594

LIABILITIES:
Payable for investment securities purchased              81,131          1,413,251                 --            969,119
Payable for fund shares redeemed                             --            147,254             91,978             34,401
Management fee payable (Note 3)                           2,562             20,711             78,825             15,979
Payable for open foreign currency contracts
   (Note 5)                                              22,241             10,219                 --              3,008
Distribution fee payable (Note 3)                         1,114             30,969             40,842              3,879
Dividend payable                                             --                 --                 --                 --
Payable to bank                                              --             46,832                 --                 --
Other accrued expenses                                   30,736            152,432            211,355             46,371
                                                    -----------      -------------      -------------      -------------
Total Liabilities                                       137,784          1,821,668            423,000          1,072,757

NET ASSETS                                          $ 9,361,101      $ 108,045,533      $ 168,131,018      $  34,064,837

Composition of Net Assets:
   Par value of shares of beneficial interest       $     1,100      $      12,832      $       5,880      $       2,933
   Capital paid in excess of par value               10,985,311        127,449,088         94,533,006         29,557,259
   Accumulated net investment income (loss)               6,608           (262,739)        (1,060,181)          (124,743)
   Accumulated net realized gain (loss)                (177,942)        (1,001,544)        41,019,929            919,514
   Net unrealized appreciation (depreciation)
       of investments and foreign currencies         (1,453,976)     (18,152,104)          33,632,384          3,709,874

NET ASSETS                                          $ 9,361,101      $ 108,045,533      $ 168,131,018      $  34,064,837

Class A Shares
   Net Assets                                       $ 8,836,336      $  61,982,438      $ 108,760,192      $  32,008,863
   Shares Outstanding                                 1,037,888          7,357,006          3,793,030          2,754,747
   Net Asset Value Per Share
       (and redemption price)                       $      8.51      $        8.42      $       28.67      $       11.62
   Maximum Public Offering Price                    $      9.03(1)   $        8.93(1)   $       30.42(1)   $       12.33(1)
Class B Shares
   Net Assets                                       $   288,366      $  35,136,948      $  33,552,163      $   1,028,158
   Shares Outstanding                                    33,898          4,177,929          1,179,441             89,139
   Net Asset Value Per Share(3)                     $      8.51      $        8.41      $       28.45      $       11.53
Class C Shares
   Net Assets                                       $   192,861      $   9,573,309      $  17,970,604      $     173,489
   Shares Outstanding                                    22,681          1,136,341            631,903             15,127
   Net Asset Value Per Share(4)                     $      8.50      $        8.42      $       28.44      $       11.47
Class I Shares
   Net Assets                                                --                 --                 --                 --
   Shares Outstanding                                        --                 --                 --                 --
   Net Asset Value Per Share
       (and redemption price)                                --                 --                 --                 --
Class X Shares
   Net Assets                                       $    43,538      $   1,352,838      $   7,848,059      $     854,327
   Shares Outstanding                                     5,121            160,572            276,067             73,970
   Net Asset Value Per Share(3)                     $      8.50      $        8.43      $       28.43      $       11.55



                                                                            ING
                                                         ING               GLOBAL             ING
                                                    INTERNATIONAL          BRAND         INTERNATIONAL
                                                        EQUITY             NAMES              BOND
                                                         FUND              FUND               FUND
                                                         ----              ----               ----
  ASSETS:
Investments in securities, at cost                  $  48,169,582     $  53,753,184      $  22,285,177
                                                    -------------     -------------      -------------

Investments in securities, at value                 $  51,713,798     $  62,072,735      $  19,533,152
Repurchase agreements, at value                         4,652,000         1,238,000            123,000
Cash                                                        2,597             2,658              6,408
Foreign currency, at value                                 26,458                --          2,737,225
Receivable for investment securities sold               1,243,099           302,926                 --
Receivable for fund shares sold                           111,583            35,731                 --
Receivable for open foreign currency contracts
   (Note 5)                                                    --                --             19,462
Dividend and interest receivables                         154,981            66,802            477,941
Prepaid expenses                                           28,992            28,763             25,239
                                                    -------------     -------------      -------------
Total Assets                                           57,933,508        63,747,615         22,922,427

LIABILITIES:
Payable for investment securities purchased             1,489,463           446,719                 --
Payable for fund shares redeemed                           17,032               834                 --
Management fee payable (Note 3)                            28,699            25,355              9,608
Payable for open foreign currency contracts
   (Note 5)                                                14,635             5,676            111,749
Distribution fee payable (Note 3)                           6,752            15,419              2,519
Dividend payable                                               --                --             56,412
Payable to bank                                                --                --                 --
Other accrued expenses                                     68,478            87,013             38,976
                                                    -------------     -------------      -------------
Total Liabilities                                       1,625,059           581,016            219,264

NET ASSETS                                          $  56,308,449     $  63,166,599      $  22,703,163

Composition of Net Assets:
   Par value of shares of beneficial interest       $       4,496     $       4,950      $       2,824
   Capital paid in excess of par value                 50,561,342        53,060,690         27,074,775
   Accumulated net investment income (loss)              (231,148)         (255,967)          (139,472)
   Accumulated net realized gain (loss)                 2,456,282         2,035,785         (1,345,475)
   Net unrealized appreciation (depreciation)
       of investments and foreign currencies            3,517,477         8,321,141         (2,889,489)

NET ASSETS                                          $  56,308,449     $  63,166,599      $  22,703,163

Class A Shares
   Net Assets                                       $  51,928,430     $  42,614,438      $  21,630,481
   Shares Outstanding                                   4,142,800         3,330,082          2,691,024
   Net Asset Value Per Share
       (and redemption price)                       $       12.53     $       12.80      $        8.04
   Maximum Public Offering Price                    $       13.29(1)  $       13.58(1)   $        8.44(2)
Class B Shares
   Net Assets                                       $   1,863,178     $   5,133,378      $     458,406
   Shares Outstanding                                     150,184           404,733             57,059
   Net Asset Value Per Share(3)                     $       12.41     $       12.68      $        8.03
Class C Shares
   Net Assets                                       $   1,754,706     $  12,755,630      $      42,579
   Shares Outstanding                                     141,727         1,005,307              5,293
   Net Asset Value Per Share(4)                     $       12.38     $       12.69      $        8.05
Class I Shares
   Net Assets                                       $     144,253                --      $          87
   Shares Outstanding                                      11,533                --                 11
   Net Asset Value Per Share
       (and redemption price)                       $       12.51                --      $        8.04
Class X Shares
   Net Assets                                       $     617,882     $   2,663,153      $     571,610
   Shares Outstanding                                      49,692           209,884             71,107
   Net Asset Value Per Share(3)                     $       12.43     $       12.69      $        8.04


1. Maximum offering price per share is net asset value divided by 94.25%.

2. Maximum offering price per share is net asset value divided by 95.25%.

3. Redemption price is net asset value per share of Class B and X shares reduced by a 5.00% CDSL if shares are redeemed within one year from purchase (See
   Note 3).

4. Redemption price is net asset value per share of Class C shares reduced by a 1.00% CDSL if shares are redeemed within one year from purchase (See Note 3).

See Notes to Financial Statements.



26  ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

FOR THE PERIOD ENDED APRIL 30, 2000 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                     ING                           ING
                                                   EMERGING         ING           GLOBAL         ING             ING
                                                   MARKETS         GLOBAL       INFORMATION    EUROPEAN     INTERNATIONAL
                                                   EQUITY      COMMUNICATIONS   TECHNOLOGY      EQUITY         EQUITY
                                                   FUND(1)         FUND(1)          FUND          FUND           FUND
                                                -----------    --------------  ------------   ----------    -------------
INVESTMENT INCOME:
Interest                                        $    19,634    $    103,744    $   166,413    $    9,557    $   94,677
Dividend                                             22,737          39,545         25,079       220,276       266,650
Less: foreign withholding tax                          (707)         (2,160)        (1,398)      (23,190)      (28,984)
                                                -----------    --------------  ------------   ----------    -------------
Total income                                         41,664         141,129        190,094       206,643       332,343

EXPENSES:
Management fees (Note 3)                             20,355         168,664        853,220       193,178       310,352
Distribution fees (Note 3)                            8,360         101,771        390,191        86,420       127,737
Transfer agent fees (Note 3)                          5,056          76,873        316,202        54,760        79,174
Shareholder services fees (Note 3)                    4,071          42,166        170,595        41,992        61,907
Registration fees                                     3,583          36,959         41,254        20,742        26,278
Fund accounting fees                                  8,467           8,334         25,128        28,212        27,105
Custodian fees                                       10,345           8,610         25,314        34,476        37,726
Professional fees                                     4,062           9,006         27,594        14,154        15,809
Reports to shareholders                               2,539          18,268         17,402         6,746         7,234
Other expenses                                        1,524           3,524         11,993         6,176         6,564
                                                -----------    --------------  ------------   ----------    -------------
Total expenses                                       68,362         474,175      1,878,893       486,856       699,886
                                                -----------    --------------  ------------   ----------    -------------
Expenses waived and reimbursed by
    Manager and Distributor (Note 3)                (40,318)       (174,495)      (723,592)     (208,782)     (298,548)
                                                -----------    --------------  ------------   ----------    -------------
Net expenses                                         28,044         299,680      1,155,301       278,074       401,338
NET INVESTMENT INCOME (LOSS)                         13,620        (158,551)      (965,207)      (71,431)      (68,995)
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 4 AND 5):
Realized gain (loss) from:
   Security transactions                           (171,483)     (1,001,544)    41,163,607     1,029,232     2,623,291
   Forward foreign currency contracts                (6,459)             --             --            --      (108,856)
   Foreign currency transactions                     (7,012)       (104,188)       (94,832)      (53,086)     (134,313)
NET REALIZED GAIN (LOSS)                           (184,954)     (1,105,732)    41,068,775       976,146     2,380,122
Net change in unrealized appreciation
   (depreciation) from:
   Investments                                   (1,431,729)    (18,149,228)    14,127,113     1,959,304       324,952
   Foreign Currencies                               (22,247)         (2,876)        (6,285)        4,177       (26,185)
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)                      (1,453,976)    (18,152,104)    14,120,828     1,963,481       298,767
Net realized and unrealized gain (loss) on
   investments and foreign currencies            (1,638,930)    (19,257,836)    55,189,603     2,939,627     2,678,889
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $(1,625,310)   $(19,416,387)   $54,224,396    $2,868,196    $2,609,894

                                                     ING
                                                    GLOBAL         ING
                                                    BRAND     INTERNATIONAL
                                                    NAMES          BOND
                                                    FUND           FUND
                                                ----------    -------------
INVESTMENT INCOME:
Interest                                        $   32,760    $   563,767
Dividend                                           241,127             --
Less: foreign withholding tax                       (7,673)        (7,329)
                                                ----------    -----------
Total income                                       266,214        556,438

EXPENSES:
Management fees (Note 3)                           281,128        119,063
Distribution fees (Note 3)                         160,431         61,022
Transfer agent fees (Note 3)                       112,280         38,862
Shareholder services fees (Note 3)                  70,125         29,763
Registration fees                                   29,129         21,222
Fund accounting fees                                25,264         31,372
Custodian fees                                      21,587         14,618
Professional fees                                   17,228         12,822
Reports to shareholders                             11,899          5,817
Other expenses                                       8,360          5,370
                                                ----------    -------------
Total expenses                                     737,431        339,931
                                                ----------    -------------
Expenses waived and reimbursed by
    Manager and Distributor (Note 3)              (262,545)      (156,427)
                                                ----------    -------------
Net expenses                                       474,886        183,504

NET INVESTMENT INCOME (LOSS)                      (208,672)       372,934
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 4 AND 5):
Realized gain (loss) from:
   Security transactions                         2,038,153     (1,022,064)
   Forward foreign currency contracts                   --             --
   Foreign currency transactions                   (47,295)       (73,176)
NET REALIZED GAIN (LOSS)                         1,990,858     (1,095,240)
Net change in unrealized appreciation
   (depreciation) from:
   Investments                                   4,083,385       (867,748)
   Foreign Currencies                                1,346       (130,759)
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)                      4,084,731       (998,507)
Net realized and unrealized gain (loss) on
   investments and foreign currencies            6,075,589     (2,093,747)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $5,866,917    $(1,720,813)

1. Commenced operations on March 1, 2000.

See Notes to Financial Statements.

ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000   27

STATEMENTS OF CHANGES IN NET ASSETS


                                             ING Emerging      ING Global
                                               Markets       Communications                 ING Global
                                             Equity Fund          Fund             Information Technology Fund
                                             -----------          ----             ---------------------------
                                             Period Ended     Period Ended   Six Months Ended
                                            April 30, 2000   April 30, 2000   April 30, 2000       Period Ended
                                            (Unaudited)(1)   (Unaudited)(1)    (Unaudited)      October 31, 1999(2)
                                            --------------   --------------    -----------      -------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                 $    13,620     $   (158,551)    $   (965,207)        $  (469,089)
Net realized gain (loss) on
  investments and foreign currencies            (184,954)      (1,105,732)      41,068,775           3,961,443
Net change in unrealized
  appreciation (depreciation)                 (1,453,976)     (18,152,104)      14,120,828          19,511,556
                                            --------------   --------------    -----------      -------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS            (1,625,310)     (19,416,387)      54,224,396          23,003,910
                                            --------------   --------------    -----------      -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income(3)
   Class A shares                                     --               --               --                  --
   Class B shares                                     --               --               --                  --
   Class C shares                                     --               --               --                  --
   Class I shares                                     --               --               --                  --
   Class X shares                                     --               --               --                  --
                                            --------------   --------------    -----------      -------------------
                                                      --               --               --                  --
                                            --------------   --------------    -----------      -------------------
Capital gain
   Class A shares                                     --               --       (2,823,352)                 --
   Class B shares                                     --               --         (441,867)                 --
   Class C shares                                     --               --         (232,295)                 --
   Class I shares                                     --               --               --                  --
   Class X shares                                     --               --         (162,258)                 --
                                            --------------   --------------    -----------      -------------------
                                                      --               --       (3,659,772)                 --
                                            --------------   --------------    -----------      -------------------
TOTAL DISTRIBUTIONS PAID                              --               --       (3,659,772)                 --
                                            --------------   --------------    -----------      -------------------
CAPITAL SHARE TRANSACTIONS (NOTE 9):
Net proceeds from sale of shares
   Class A shares                             10,370,803       75,295,697       53,284,892          34,340,200
   Class B shares                                348,795       42,992,548       26,737,449           4,934,897
   Class C shares                                224,533       11,473,013       16,431,657           1,826,104
   Class I shares                                     --               --               --                  --
   Class X shares                                 48,269        1,537,250        4,114,684           2,009,012
                                            --------------   --------------    -----------      -------------------
                                              10,992,400      131,298,508      100,568,682          43,110,213
                                            --------------   --------------    -----------      -------------------
Dividend reinvestments
   Class A shares                                     --               --        2,746,825                  --
   Class B shares                                     --               --          368,220                  --
   Class C shares                                     --               --          169,897                  --
   Class I shares                                     --               --               --                  --
   Class X shares                                     --               --          118,119                  --
                                            --------------   --------------    -----------      -------------------
                                                      --               --        3,403,061                  --
                                            --------------   --------------    -----------      -------------------
Cost of shares repurchased
   Class A shares                                 (3,083)      (2,179,855)     (43,216,388)           (542,965)
   Class B shares                                (10,456)      (1,415,982)      (4,621,704)            (61,977)
   Class C shares                                     --         (247,568)      (2,987,107)            (27,703)
   Class I shares                                     --               --               --                  --
   Class X shares                                     --             (733)        (989,725)            (79,046)
                                            --------------   --------------    -----------      -------------------
                                                 (13,539)      (3,844,138)     (51,814,924)           (711,691)
                                            --------------   --------------    -----------      -------------------
NET INCREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS                  10,978,861      127,454,370       52,156,819          42,398,522
INCREASE (DECREASE) IN NET ASSETS              9,353,551      108,037,983      102,721,443          65,402,432
NET ASSETS:
Beginning of period                                7,550            7,550       65,409,575               7,143

END OF PERIOD*                               $ 9,361,101     $108,045,533     $168,131,018         $65,409,575

*Including net undistributed
  (overdistributed) investment income of:    $     6,608     $   (262,739)    $ (1,060,181)        $      (142)


1. Commenced operations on March 1, 2000.

2. Commenced operations on December 15, 1998.

3. Included return of capital for the ING International Bond Fund for the period ended October 31, 1999. They were $551,089, $5,936, $99, $51 and
     $9,146 for Class A shares, Class B shares, Class C shares, Class I shares and Class X shares, respectively.

See Notes to Financial Statements.


28   ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

        ING EUROPEAN EQUITY FUND             ING INTERNATIONAL EQUITY FUND                ING GLOBAL BRAND NAMES FUND
        ------------------------             -----------------------------                ---------------------------
Six Months Ended                         Six Months Ended                           Six Months Ended
 April 30, 2000        Period Ended       April 30, 2000      Period Ended           April 30, 2000      Period Ended
   (Unaudited)      October 31, 1999(2)     (Unaudited)    October 31, 1999(2)         (Unaudited)    October 31, 1999(2)
   -----------      -------------------     -----------    -------------------         -----------    -------------------

   $   (71,431)        $   116,340         $    (68,995)          $   108,546         $  (208,672)        $  (108,428)

       976,146             687,271            2,380,122             1,437,077           1,990,858             743,653
   -----------         -----------         ------------           -----------         -----------         -----------
     1,963,481           1,746,393              298,767             3,218,710           4,084,731           4,236,410
   -----------         -----------         ------------           -----------         -----------         -----------
     2,868,196           2,550,004            2,609,894             4,764,333           5,866,917           4,871,635


      (137,837)                 --             (164,802)                   --                  --                  --
        (2,125)                 --               (6,442)                   --                  --                  --
          (268)                 --               (5,629)                   --                  --                  --
            --                  --               (1,063)                   --                  --                  --
        (1,176)                 --               (2,218)                   --                  --                  --
   -----------         -----------         ------------           -----------         -----------         -----------
      (141,406)                 --             (180,154)                   --                  --                  --
   -----------         -----------         ------------           -----------         -----------         -----------
      (752,031)                 --           (1,375,835)                   --            (483,254)                 --
       (22,715)                 --              (43,757)                   --             (40,698)                 --
        (2,187)                 --              (32,189)                   --            (104,294)                 --
            --                  --               (4,401)                   --              (2,286)                 --
       (18,770)                 --              (19,296)                   --             (31,851)                 --
   -----------         -----------         ------------           -----------         -----------         -----------
      (795,703)                 --           (1,475,478)                   --            (662,383)                 --
   -----------         -----------         ------------           -----------         -----------         -----------
      (937,109)                 --           (1,655,632)                   --            (662,383)                 --
   -----------         -----------         ------------           -----------         -----------         -----------

     8,552,012          34,004,254           37,092,290            29,823,874          10,601,494          33,423,997
       286,047             826,835            1,295,413               687,875           2,526,938           2,772,072
       136,653              56,964            1,412,864               402,152           4,530,225           7,249,758
            --                  --               62,429                85,270              14,513             456,052
       143,449             681,711              362,868               325,080             501,905           2,238,091
   -----------         -----------         ------------           -----------         -----------         -----------
     9,118,161          35,569,764           40,225,864            31,324,251          18,175,075          46,139,970
   -----------         -----------         ------------           -----------         -----------         -----------
       879,034                  --            1,521,278                    --             471,229                  --
        21,091                  --               49,741                    --              37,510                  --
         2,136                  --               37,173                    --             102,182                  --
            --                  --                5,464                    --               2,281                  --
        19,946                  --               21,514                    --              31,488                  --
   -----------         -----------         ------------           -----------         -----------         -----------
       922,207                  --            1,635,170                    --             644,690                  --
   -----------         -----------         ------------           -----------         -----------         -----------
    (8,012,060)         (7,742,471)         (19,796,327)           (2,405,072)         (7,658,629)         (2,263,633)
      (175,535)            (11,090)            (144,490)              (48,745)           (589,340)            (39,010)
       (27,817)                 --              (61,477)                   --            (204,020)           (131,596)
            --                  --              (16,462)                   --            (519,490)             (4,595)
       (54,714)             (9,842)            (127,874)               (2,127)           (428,790)            (37,345)
   -----------         -----------         ------------           -----------         -----------         -----------
    (8,270,126)         (7,763,403)         (20,146,630)           (2,455,944)         (9,400,269)         (2,476,179)
   -----------         -----------         ------------           -----------         -----------         -----------
     1,770,242          27,806,361           21,714,404            28,868,307           9,419,496          43,663,791


     3,701,329          30,356,365           22,668,666            33,632,640          14,624,030          48,535,426

    30,363,508               7,143           33,639,783                 7,143          48,542,569               7,143


   $34,064,837         $30,363,508         $ 56,308,449         $  33,639,783         $63,166,599         $48,542,569

   $  (124,743)        $   141,180         $   (231,148)        $     152,314         $  (255,967)        $        --


       ING INTERNATIONAL BOND FUND
       ---------------------------
Six Months Ended
 April 30, 2000       Period Ended
  (Unaudited)      October 31, 1999(2)
  -----------      -------------------

  $   372,934         $   562,584

   (1,095,240)         (1,371,116)

     (998,507)         (1,890,982)
  -----------         -----------
   (1,720,813)         (2,699,514)
  -----------         -----------

     (356,515)           (551,445)
       (6,253)             (5,940)
         (352)                (99)
          (33)                (51)
       (8,305)             (9,152)
  -----------         -----------
     (371,458)           (566,687)
  -----------         -----------
           --                  --
           --                  --
           --                  --
           --                  --
  -----------         -----------
           --                  --
  -----------         -----------
     (371,458)           (566,687)
  -----------         -----------

      148,867          26,645,837
      116,447             545,209
       41,861              15,073
       (3,060)              5,813
       32,201             794,628
  -----------         -----------
      336,316          28,006,560
  -----------         -----------
      300,816             550,002
        6,238               4,861
          403                  94
           18                  50
        7,039               9,128
  -----------         -----------
      314,514             564,135
  -----------         -----------
     (462,118)           (379,828)
     (139,953)             (1,867)
      (11,128)             (2,758)
       (2,010)               (402)
     (146,363)            (20,606)
  -----------         -----------
     (761,572)           (405,461)
  -----------         -----------
     (110,742)         28,165,234


   (2,203,013)         24,899,033

   24,906,176               7,143


  $22,703,163         $24,906,176

  $  (139,472)        $   (67,772)



ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000    29

APRIL 30, 2000 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS



1.   ORGANIZATION
     ING Emerging Markets Equity Fund, ING Global Communications Fund, ING Global Information Technology Fund, ING European Equity Fund, ING International Equity Fund, ING Global Brand Names Fund and ING International Bond Fund are separate investment portfolios (the "Funds") of the ING Funds Trust (the "Trust"). The Trust was organized as a Delaware business trust on July 30, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Funds and twenty other investment portfolios: the ING U.S. Treasury Money Market Fund, ING Money Market Fund, ING National Tax-Exempt Money Market Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund, ING Mortgage Income Fund, ING National Tax-Exempt Bond Fund, ING Stable Value Fund, ING Large Cap Growth Fund, ING Growth & Income Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Tax Efficient Equity Fund, ING Tax Efficient Equity Value Fund, ING Focus Fund, ING Internet Fund, ING Internet Fund II, ING Balanced Fund, ING Global Real Estate Fund and ING Quality of Life Fund. The financial statements and financial highlights of the other funds are presented in separate semi-annual reports except for the ING U.S. Treasury Money Market Fund, ING National Tax-Exempt Money Market Fund, ING Mortgage Income Fund, ING Stable Value Fund, ING Tax Efficient Equity Value Fund, ING Internet Fund II, ING Balanced Fund, ING Global Real Estate Fund and ING Quality of Life Fund, which have not commenced operations. The Funds offer five classes of shares, which have been designated as Class A, B, C, I and X shares.


2.  SIGNIFICANT ACCOUNTING POLICIES
    The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    SECURITY VALUATION Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded.

    Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME Investment transactions are recorded on trade date. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.
    Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments.

    FOREIGN CURRENCY TRANSLATION The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, deposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.


30   ING Global / International Mutual Funds Semi-Annual Report / April 30, 2000

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
    The Funds are permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled. When a Fund enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract.

    Risks may arise from forward foreign currency exchange contracts with respect to the potential inability of counterparties to meet the terms of their contracts. A forward foreign currency exchange contract may also limit any potential gain which might result should the value of such currency increase.

    U.S. FEDERAL TAX STATUS Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

    Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to U.S. federal excise tax.

    FOREIGN WITHHOLDING TAXES Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

    DIVIDENDS AND DISTRIBUTIONS The ING International Bond Fund declares daily dividends from net investment income. Dividends are paid monthly, generally on the last business day of each month. ING Global Information Technology Fund, ING European Equity Fund, ING International Equity Fund, ING Global Brand Names Fund, ING Global Communications Fund and ING Emerging Markets Equity Fund declare and pay annually substantially all of the Funds' net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by each Fund.

    Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    EXPENSES Expenses directly attributable to a Fund and a specific class are charged to that Fund or class, other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis.


ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000       31

April 30, 2000 (unaudited)

NOTES TO FINANCIAL STATEMENTS
(continued)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
    MANAGER AND SUB-ADVISERS ING Mutual Funds Management Co. LLC (the "Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), serves as the manager of the Funds pursuant to a Management Agreement with the Trust. The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of the average daily net assets of each Fund. The Manager has entered into various Sub-Advisory Agreements with entities (the "Sub-Advisers") which are wholly-owned indirect subsidiaries of ING Group. Under the Sub-Advisory Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Sub-Advisory Agreements, the Manager pays to the Sub-Advisers a monthly fee based on an annual rate of the average daily net assets of each Fund. The applicable management fee, sub-advisory fee, and the Sub-Adviser for each Fund are indicated below:

    Fund Name                                  Sub-Adviser                                    Management Fee      Sub-Advisory Fee
    ------------------------------------------------------------------------------------------------------------------------------
    ING Emerging Markets Equity Fund           Baring Asset Management, Inc.,                           1.25%               0.625%
                                               Baring Asset Management (Asia) Ltd.,
                                               Baring International Investment Ltd.
    ------------------------------------------------------------------------------------------------------------------------------
    ING Global Communications Fund             ING Investment Management Advisors B.V.                  1.00                0.500
    ------------------------------------------------------------------------------------------------------------------------------
    ING Global Information Technology Fund     ING Investment Management Advisors B.V.                  1.25                0.625
    ------------------------------------------------------------------------------------------------------------------------------
    ING European Equity Fund                   ING Investment Management Advisors B.V.                  1.15                0.575
    ------------------------------------------------------------------------------------------------------------------------------
    ING International Equity Fund              Baring Asset Management, Inc.,                           1.25                0.625
                                               Baring Asset Management (Asia) Ltd.,
                                               Baring International Investment Ltd.
    ------------------------------------------------------------------------------------------------------------------------------
    ING Global Brand Names Fund                ING Investment Management Advisors B.V.                  1.00                0.500
    ------------------------------------------------------------------------------------------------------------------------------
    ING International Bond Fund                Baring Asset Management, Inc.,                           1.00                0.500
                                               Baring Asset Management (Asia) Ltd.,
                                               Baring International Investment Ltd.

    For the period ended April 30, 2000, the Manager and the Sub-Advisers were entitled to and voluntarily waived management and sub-advisory fees as indicated below:

                                                 Management            Management         Sub-Advisory        Sub-Advisory
    Fund Name                                  Fee Entitled            Fee Waived         Fee Entitled          Fee Waived
    ----------------------------------------------------------------------------------------------------------------------
    ING Emerging Markets Equity Fund               $ 20,355              $ 15,266             $ 10,178            $  7,633
    ----------------------------------------------------------------------------------------------------------------------
    ING Global Communications Fund                  168,664               126,498               84,332              63,249
    ----------------------------------------------------------------------------------------------------------------------
    ING Global Information Technology Fund          853,220               494,924              426,610             247,462
    ----------------------------------------------------------------------------------------------------------------------
    ING European Equity Fund                        193,178               116,679               96,589              58,340
    ----------------------------------------------------------------------------------------------------------------------
    ING International Equity Fund                   310,352               182,690              155,176              91,345
    ----------------------------------------------------------------------------------------------------------------------
    ING Global Brand Names Fund                     281,128               168,608              140,564              84,304
    ----------------------------------------------------------------------------------------------------------------------
    ING International Bond Fund                     119,063                72,597               59,532              36,299

In addition, for the period ended April 30, 2000, the Manager has agreed to reimburse expenses amounting to $18,072 for ING Emerging Markets Equity Fund, $20,417 for ING European Equity Fund, $10,703 for ING International Equity Fund and $20,745 for ING International Bond Fund.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN
The Trust, on behalf of the Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Each Fund pays ING Funds Distributor, Inc. (the "Distributor") monthly, based on an annual rate of up to 0.50% of average daily net assets attributable to the Funds' Class A shares and 0.75% of average daily net assets attributable to the Funds' Class B, C, and X shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund.

The Funds have adopted a Shareholder Servicing Plan pursuant to which each may pay a service fee up to an annual rate of 0.25% of a Fund's average daily net assets to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates.


32     ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

For the period ended April 30, 2000, the Distributor voluntarily waived part of the distribution fees. The distribution fees to which the Distributor was entitled, the distribution fees waived, and the shareholder servicing fees are indicated below:

                                                                 Distribution Fee     Distribution Fee   Shareholder Servicing
    Fund Name                                                            Entitled               Waived                     Fee
    --------------------------------------------------------------------------------------------------------------------------
    ING Emerging Markets Equity Fund                                     $  8,360             $  6,165            $  4,071
    --------------------------------------------------------------------------------------------------------------------------
    ING Global Communications Fund                                        101,771               39,563              42,166
    --------------------------------------------------------------------------------------------------------------------------
    ING Global Information Technology Fund                                390,191              194,549             170,595
    --------------------------------------------------------------------------------------------------------------------------
    ING European Equity Fund                                               86,420               63,289              41,992
    --------------------------------------------------------------------------------------------------------------------------
    ING International Equity Fund                                         127,737               92,775              61,907
    --------------------------------------------------------------------------------------------------------------------------
    ING Global Brand Names Fund                                           160,431               79,912              70,125
    --------------------------------------------------------------------------------------------------------------------------
    ING International Bond Fund                                            61,022               45,227              29,763
    --------------------------------------------------------------------------------------------------------------------------

In addition, the Distributor collects sales charges imposed on sales of each Fund's Class A shares and reallows a portion of such charges to dealers through which the sales are made. There is also a contingent deferred sales load ("CDSL") on Class B, C and X shares, which applies if redemption occurs within six years of purchase for the Class B and X shares and within one year of purchase for the Class C shares. Class A share purchases equal to or exceeding $1,000,000 in the aggregate, which did not incur an initial sales charge, are subject to a 1.00% CDSL if redeemed within one year of purchase.

For the period ended April 30, 2000, sales charges and CDSL's paid to the Distributor were approximately:

                                              Class A Shares       Class B Shares       Class C Shares      Class X Shares
    Fund Name                                  Sales Charges                 CDSL                 CDSL                CDSL
    ----------------------------------------------------------------------------------------------------------------------
    ING Emerging Markets Equity Fund              $   14,694              $   491            $     --              $   --
    ----------------------------------------------------------------------------------------------------------------------
    ING Global Communications Fund                 2,181,062               51,673                1,895                  34
    ----------------------------------------------------------------------------------------------------------------------
    ING Global Information Technology Fund         1,320,007               79,744               16,746               6,086
    ----------------------------------------------------------------------------------------------------------------------
    ING European Equity Fund                          14,534                1,815                  --                   80
    ----------------------------------------------------------------------------------------------------------------------
    ING International Equity Fund                    110,650                4,338                  567                 --
    ----------------------------------------------------------------------------------------------------------------------
    ING Global Brand Names Fund                       59,723               13,442                  238               2,521
    ----------------------------------------------------------------------------------------------------------------------
    ING International Bond Fund                           80                  491                  --                  --

    OTHER TRANSACTIONS WITH AFFILIATES ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account services and other services. Under the Fund Services Agreement, each Fund may pay ING Fund Services up to $40,000 for fund accounting services plus out of pocket expenses, $17 per account for transfer agent services plus out of pocket expenses and up to 0.25% of each Fund's average daily net assets annually for account servicing activities.

    All officers and one trustee of the Trust are employees of the Manager.


4.  INVESTMENTS IN SECURITIES
    For the period ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) and the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purpose were as follows:

                                                                                                                   Net Appreciation/
Fund Name                                       Purchases           Sales         Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund              $ 11,747,432       $   965,385       $   202,379     $ 1,634,108         $ (1,431,729)
------------------------------------------------------------------------------------------------------------------------------------
ING Global Communications Fund                 134,009,351        10,241,192         2,175,585      20,324,813          (18,149,228)
------------------------------------------------------------------------------------------------------------------------------------
ING Global Information Technology Fund         112,851,928        66,999,924        40,817,968       7,176,658           33,641,310
------------------------------------------------------------------------------------------------------------------------------------
ING European Equity Fund                        12,556,840        11,968,228         5,920,265       2,213,626            3,706,639
------------------------------------------------------------------------------------------------------------------------------------
ING International Equity Fund                   42,805,551        26,646,706         6,479,863       2,935,647            3,544,216
------------------------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund                     17,086,395         9,683,626        12,394,031       4,074,480            8,319,551
------------------------------------------------------------------------------------------------------------------------------------
ING International Bond Fund                      9,463,768        12,641,333            21,545       2,773,570           (2,752,025)


ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000       33

APRIL 30, 2000 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
(continued)

5.  FORWARD FOREIGN CURRENCY CONTRACTS

    At April 30, 2000, the ING Emerging Markets Equity Fund, ING Global Communications Fund, ING European Equity Fund, ING International Equity Fund, ING Global Brand Names Fund and ING International Bond Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                               Local                             Market             Settlement   Unrealized
    ING EMERGING MARKETS EQUITY FUND         Currency             Cost           Value                   Date   Gain (Loss)
    ----------------------------------------------------------------------------------------------------------------------
    TO BUY:
    EURO                                     442,990          $425,000         $402,785                 5/2/00    $(22,215)
    Hong Kong Dollar                         102,683            13,183           13,183                 5/2/00         --
    South African Rand                        22,352             3,323            3,297                 5/2/00         (26)
                                                                 -----            -----                           --------

                                                              $441,506         $419,265                           $(22,241)
    ----------------------------------------------------------------------------------------------------------------------
    TO SELL:
    South African Rand                        40,249          $  5,962         $  5,936                 5/2/00    $     26
    ----------------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation on
    forward foreign currency contracts                                                                            $     26
                                                                                                                  --------
    Gross unrealized depreciation on
    forward foreign currency contracts                                                                            $(22,241)
                                                                                                                  --------



                                               Local                             Market        Settlement       Unrealized
    ING GLOBAL COMMUNICATIONS FUND           Currency              Cost            Value              Date      Gain (Loss)
    ----------------------------------------------------------------------------------------------------------------------
    TO BUY:
    EURO                                     142,885          $132,097         $129,897            5/2/00      $ (2,200)
    EURO                                     177,073           167,317          160,977           5/31/00        (6,340)
    Swedish Kroner                         1,334,682           150,556          148,877            5/2/00        (1,679)
                                                              --------         --------                        --------

                                                              $449,970         $439,751                        $(10,219)
    -------------------------------------------------------------------------------------------------------------------
    Gross unrealized depreciation on
    forward foreign currency contracts                                                                         $(10,219)
                                                                                                               --------


                                               Local                             Market        Settlement       Unrealized
    ING EUROPEAN EQUITY FUND                 Currency              Cost            Value              Date      Gain (Loss)
    ----------------------------------------------------------------------------------------------------------------------
    TO BUY:
    British Pound                              2,843          $004,498         $004,426            5/2/00          $   (72)
    British Pound                            127,105           200,826          197,890            5/3/00           (2,936)
    EURO                                     557,566           505,155          506,883            5/2/00            1,728
                                                               -------          -------                             ------

                                                              $710,479         $709,199                            $(1,280)
    ----------------------------------------------------------------------------------------------------------------------
    TO SELL:
    British Pound                            323,430          $511,181         $503,548            5/4/00          $ 7,633
    ----------------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation on
    forward foreign currency contracts                                                                             $ 9,361
                                                                                                                   -------
    Gross unrealized depreciation on
    forward foreign currency contracts                                                                             $(3,008)
                                                                                                                   -------




34       ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

                                               Local                             Market        Settlement         Unrealized
    ING INTERNATIONAL EQUITY FUND           Currency              Cost            Value              Date        Gain (Loss)
    ----------------------------------------------------------------------------------------------------------------------
    TO BUY:
    British Pound                            496,223          $784,281         $772,570            5/8/00         $(11,711)

    TO SELL:
    EURO                                     814,590          $738,018         $740,544            5/4/00         $  (2,526)
    South African Rand                       533,587            78,296           78,694            5/2/00              (398)
                                                              --------          -------                           ---------
                                                              $816,314         $819,238                           $  (2,924)
    -----------------------------------------------------------------------------------------------------------------------
    Gross unrealized depreciation on
    forward foreign currency contracts                                                                            $ (14,635)
                                                                                                                  ---------

                                               Local                             Market        Settlement       Unrealized
    ING GLOBAL BRAND NAMES FUND             Currency              Cost            Value              Date      Gain (Loss)
    ----------------------------------------------------------------------------------------------------------------------
    TO BUY:
    EURO                                     129,679          $122,534         $117,891           5/31/00         $(4,643)
    ----------------------------------------------------------------------------------------------------------------------
    TO SELL:
    EURO                                     333,215          $301,893         $302,926            5/2/00         $(1,033)
    ----------------------------------------------------------------------------------------------------------------------
    Gross unrealized depreciation
    on forward foreign currency contracts                                                                          $(5,676)
                                                                                                                   -------

                                               Local                             Market        Settlement        Unrealized
    ING INTERNATIONAL BOND FUND             Currency              Cost            Value              Date         Gain (Loss)
    -------------------------------------------------------------------------------------------------------------------------
    TO BUY:
    EURO                                   1,265,000        $1,262,660       $1,150,911            5/10/00        $(111,749)
    ------------------------------------------------------------------------------------------------------------------------
    TO SELL:
    British Pound                            460,000        $  736,000       $  716,538            6/26/00        $  19,462
    ------------------------------------------------------------------------------------------------------------------------


    Gross unrealized appreciation on
    forward foreign currency contracts                                                                            $  19,462
                                                                                                                  ---------
    Gross unrealized depreciation on
    forward foreign currency contracts                                                                            $(111,749)
                                                                                                                  ---------


ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000       35

APRIL 30, 2000 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS
(continued)

6.  CONCENTRATION OF RISKS
    FOREIGN SECURITIES The Funds may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

    EMERGING MARKETS The ING Emerging Markets Equity Fund invests in securities of companies that are located in emerging market countries. Because of less developed markets and economies and, in some countries, less matured governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

    NON-DIVERSIFIED The ING International Bond Fund and ING Global Brand Names Fund are classified as non-diversified investment companies under the Investment Company Act, which means that each Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

    INDUSTRY CONCENTRATION The ING Global Information Technology Fund and ING Global Communications Fund concentrate their assets in securities related to a particular industry. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


7.  REPURCHASE AGREEMENTS
    The Funds may enter into repurchase agreements with U.S. banks or broker/dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the repurchase price.


8.  FEDERAL INCOME TAX
    At October 31, 1999, the ING International Bond Fund had, for Federal income tax purposes, $247,357 of capital loss carryforwards available to offset future realized gains. The date of expiration for these carryforwards is October 31, 2007.


9.  SHARES OF BENEFICIAL INTEREST
    At April 30, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

    At April 30, 2000, total paid-in capital amounted to the following for each
    Fund:

Fund Name                                  Class A Shares  Class B Shares  Class C Shares    Class I Shares   Class X Shares
----------------------------------------------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund           $10,367,720     $   340,839     $   227,033              --        $   50,819
----------------------------------------------------------------------------------------------------------------------------
ING Global Communications Fund              73,115,842      41,579,066      11,227,945              --         1,539,067
----------------------------------------------------------------------------------------------------------------------------
ING Global Information Technology Fund      46,616,330      27,346,390      15,412,138              --         5,164,028
----------------------------------------------------------------------------------------------------------------------------
ING European Equity Fund                    27,659,606         949,801         170,323              --           780,462
----------------------------------------------------------------------------------------------------------------------------
ING International Equity Fund               46,210,852       1,844,133       1,793,710        $136,708           580,435
----------------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund                 34,540,879       4,703,783      11,522,671              --         2,298,307
----------------------------------------------------------------------------------------------------------------------------
ING International Bond Fund                 25,847,836         523,342          45,781             411           660,229


36       ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

Transactions in shares of each class were as follows:


                                                                                            Period Ended April 30, 2000
                                                                                            ---------------------------
ING EMERGING MARKETS EQUITY FUND                                                             Shares              Amount
-----------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                                                           1,038,248         $10,370,803
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                            (360)             (3,083)
                                                                                         ----------         -----------
    Net increase                                                                          1,037,888         $10,367,720
-----------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                                                              34,918         $   348,795
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                          (1,270)            (10,456)
                                                                                         ----------         -----------
    Net increase                                                                             33,648         $   338,339
-----------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                                                              22,431         $   224,533
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                             --                  --
                                                                                         ----------         -----------
    Net increase                                                                             22,431         $   224,533
-----------------------------------------------------------------------------------------------------------------------
Class X Shares(1)
    Shares sold                                                                               4,871         $    48,269
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                             --                  --
                                                                                         ----------         -----------
    Net increase                                                                              4,871         $    48,269
-----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on March 1, 2000.


                                                                                            Period Ended April 30, 2000
                                                                                            ---------------------------
ING GLOBAL COMMUNICATIONS FUND                                                               Shares              Amount
-----------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                                                           7,601,770         $75,295,697
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                        (244,764)         (2,179,855)
                                                                                         ----------         -----------
    Net increase                                                                          7,357,006         $73,115,842
-----------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                                                           4,337,544         $42,992,548
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                        (159,865)         (1,415,982)
                                                                                         ----------         -----------
    Net increase                                                                          4,177,679         $41,576,566
-----------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                                                           1,160,476         $11,473,013
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                         (24,385)           (247,568)
                                                                                         ----------         -----------
    Net increase                                                                          1,136,091         $11,225,445
-----------------------------------------------------------------------------------------------------------------------
Class X Shares(1)
    Shares sold                                                                             160,397         $ 1,537,250
    Shares issued on reinvestment                                                               --                  --
    Shares redeemed                                                                             (75)               (733)
                                                                                         ----------         -----------
    Net increase                                                                            160,322         $ 1,536,517
-----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on March 1, 2000.



ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000       37

APRIL 30, 2000 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS
(continued)

                                             Six Months Ended April 30, 2000          Period Ended October 31, 1999
                                             -------------------------------          -----------------------------
ING GLOBAL INFORMATION TECHNOLOGY FUND         Shares              Amount               Shares              Amount
------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                              1,927,729         $ 53,284,892          3,191,651         $ 34,340,200
    Shares issued on reinvestment              115,793            2,746,825                 --                   --
    Shares redeemed                         (1,403,985)         (43,216,388)           (38,396)            (542,965)
                                            ----------          -----------            -------             --------

    Net increase                               639,537         $ 12,815,329          3,153,255         $ 33,797,235
-------------------------------------------------------------------------------------------------------------------

Class B Shares(1)
    Shares sold                                983,856         $ 26,737,449            349,185         $  4,934,897
    Shares issued on reinvestment               15,625              368,220                 --                   --
    Shares redeemed                           (165,094)          (4,621,704)            (4,369)             (61,977)
                                              --------           ----------             ------              -------

    Net increase                               834,387         $ 22,483,965            344,816         $  4,872,920
    ---------------------------------------------------------------------------------------------------------------

Class C Shares(1)
    Shares sold                                614,752         $ 16,431,657            123,393         $  1,826,104
    Shares issued on reinvestment                7,211              169,897                 --                   --
    Shares redeemed                           (111,683)          (2,987,107)            (2,008)             (27,703)
                                              --------           ----------             ------              -------

    Net increase                               510,280         $ 13,614,447            121,385         $  1,798,401
    ---------------------------------------------------------------------------------------------------------------

Class X Shares(2)
    Shares sold                                159,289         $  4,114,684            153,449         $  2,009,012
    Shares issued on reinvestment                5,012              118,119                 --                   --
    Shares redeemed                            (35,477)            (989,725)            (6,206)             (79,046)
                                               -------             --------             ------              -------

    Net increase                               128,824         $  3,243,078            147,243         $  1,929,966
    ---------------------------------------------------------------------------------------------------------------


(1) Class A, B and C shares commenced operations on December 15, 1998.

(2) Class X shares commenced offering on January 11, 1999.



                                     Six Months Ended April 30, 2000    Period Ended October 31, 1999
                                     -------------------------------    -----------------------------
ING EUROPEAN EQUITY FUND                 Shares          Amount            Shares           Amount
--------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                         728,664       $ 8,552,012        3,358,479       $ 34,004,254
    Shares issued on reinvestment        76,303           879,034               --                 --
    Shares redeemed                    (674,863)       (8,012,060)        (734,074)        (7,742,471)
                                       --------        ----------         --------         ----------

    Net increase                        130,104       $ 1,418,986        2,624,405       $ 26,261,783
-----------------------------------------------------------------------------------------------------

Class B Shares(1)
    Shares sold                          24,256       $   286,047           78,820       $    826,835
    Shares issued on reinvestment         1,839            21,091               --                 --
    Shares redeemed                     (14,963)         (175,535)          (1,051)           (11,090)
                                        -------          --------           ------            -------
    Net increase                         11,132       $   131,603           77,769       $ 34,815,745
-----------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                          11,660       $   136,653            5,439       $     56,964
    Shares issued on reinvestment           213             2,136               --                 --
    Shares redeemed                      (2,423)          (27,817)              --                 --
                                         ------           -------            -----        -----------
    Net increase                          9,450       $   110,972            5,439        $    56,964
-----------------------------------------------------------------------------------------------------
Class X Shares(2)
    Shares sold                          12,098       $   143,449           65,838       $    681,711
    Shares issued on reinvestment         1,739            19,946               --                 --
    Shares redeemed                      (4,781)          (54,714)            (924)            (9,842)
                                         ------           -------             ----             ------
    Net increase                          9,056       $   108,681           64,914       $    671,869
-----------------------------------------------------------------------------------------------------


(1) Class A, B and C shares commenced operations on December 15, 1998.

(2) Class X shares commenced offering on January 15, 1999.

38      ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

                                       Six Months Ended April 30, 2000         Period Ended October 31, 1999
                                       -------------------------------         -----------------------------
ING INTERNATIONAL EQUITY FUND              Shares            Amount              Shares              Amount
-----------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                          2,793,864        $ 37,092,290         2,924,161        $ 29,823,874
    Shares issued on reinvestment          120,069           1,521,278                --                  --
    Shares redeemed                     (1,486,688)        (19,796,327)         (208,844)         (2,405,072)
                                        ----------         -----------          --------          ----------
    Net increase                         1,427,245        $ 18,817,241         2,715,317        $ 27,418,802
------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                             99,044        $  1,295,413            61,956        $    687,875
    Shares issued on reinvestment            3,954              49,741                --                  --
    Shares redeemed                        (10,689)           (144,490)           (4,319)            (48,745)
                                           -------            --------            ------             -------
    Net increase                            92,309        $  1,200,664            57,637        $    639,130
------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                            107,974        $  1,412,864            35,273        $    402,152
    Shares issued on reinvestment            2,964              37,173                --                  --
    Shares redeemed                         (4,722)            (61,477)               --                  --
                                            ------             -------            ------             -------
    Net increase                           106,216        $  1,388,560            35,273        $    402,152
------------------------------------------------------------------------------------------------------------
Class I Shares(2)
    Shares sold                              4,823        $     62,429             7,500        $     85,270
    Shares issued on reinvestment              433               5,464                --                  --
    Shares redeemed                         (1,223)            (16,462)               --                  --
                                            ------             -------             -----              ------
    Net increase                             4,033        $     51,431             7,500        $     85,270
------------------------------------------------------------------------------------------------------------

Class X Shares(3)
    Shares sold                             28,065        $    362,868            29,719        $    325,080
    Shares issued on reinvestment            1,709              21,514                --                  --
    Shares redeemed                         (9,616)           (127,874)             (185)             (2,127)
                                            ------            --------              ----              ------

    Net increase                            20,158        $    256,508            29,534        $    322,953
------------------------------------------------------------------------------------------------------------


(1) Class A, B and C shares commenced operations on December 15, 1998.

(2) Class I shares commenced offering on September 27, 1999.

(3) Class X shares commenced offering on February 16, 1999.


ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000     39

APRIL 30, 2000 (UNAUDITED)

Notes to Financial Statements
(continued)

                                         Six Months Ended April 30, 2000      Period Ended October 31, 1999
                                         -------------------------------      -----------------------------
ING GLOBAL BRAND NAMES FUND              Shares            Amount               Shares              Amount
-----------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                          840,321        $ 10,601,494         3,258,101        $ 33,423,997
    Shares issued on reinvestment         39,106             471,229                --                  --
    Shares redeemed                     (607,307)         (7,658,629)         (200,377)         (2,263,633)
                                        --------          ----------          --------          ----------
    Net increase                         272,120        $  3,414,094         3,057,724        $ 31,160,364
-----------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                          202,331        $  2,526,938           250,238        $  2,772,072
    Shares issued on reinvestment          3,134              37,510                --                  --
    Shares redeemed                      (47,683)           (589,340)           (3,525)            (39,010)
                                         -------            --------            ------             -------
    Net increase                         157,782        $  1,975,108           246,713        $  2,733,062
-----------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                          357,579        $  4,530,225           667,391        $  7,249,758
    Shares issued on reinvestment          8,530             102,182                --                  --
    Shares redeemed                      (16,521)           (204,020)          (11,910)           (131,596)
                                         -------            --------           -------            --------
    Net increase                         349,588        $  4,428,387           655,481        $  7,118,162
-----------------------------------------------------------------------------------------------------------
Class I Shares(2)
    Shares sold                            1,256        $     14,513            40,252        $    456,052
    Shares issued on reinvestment            189               2,281                --                  --
    Shares redeemed                      (41,283)           (519,490)             (414)             (4,595)
                                         -------            --------              ----              ------
    Net increase (decrease)              (39,838)       $   (502,696)           39,838        $    451,457
-----------------------------------------------------------------------------------------------------------
Class X Shares(3)
    Shares sold                           40,349        $    501,905           204,477        $  2,238,091
    Shares issued on reinvestment          2,630              31,488                --                  --
    Shares redeemed                      (34,246)           (428,790)           (3,326)            (37,345)
                                         -------            --------            ------             -------
    Net increase                           8,733        $    104,603           201,151        $  2,200,746
-----------------------------------------------------------------------------------------------------------


(1) Class A, B and C shares commenced operations on December 15, 1998.

(2) Class I shares commenced offering on July 29, 1999.

(3) Class X shares commenced offering on January 14, 1999.

40       ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

                                               Six Months Ended April 30, 2000            Period Ended October 31, 1999
                                               -------------------------------            -----------------------------
ING INTERNATIONAL BOND FUND                         Shares              Amount               Shares              Amount
-----------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                     17,564           $ 148,867            2,674,034         $26,645,837
    Shares issued on reinvestment                   35,908             300,816               60,379             550,002
    Shares redeemed                                (54,956)           (462,118)             (42,143)           (379,828)
                                                   -------            --------              -------            --------
    Net increase (decrease)                         (1,484)         $  (12,435)           2,692,270         $26,816,011
-----------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                     13,740           $ 116,447               58,708         $   545,209
    Shares issued on reinvestment                      557               6,238                  546               4,861
    Shares redeemed                                (16,523)           (139,953)                (207)             (1,867)
                                                   -------            --------                 ----              ------
    Net increase (decrease)                         (2,226)          $ (17,268)              59,047         $   548,203
-----------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                      4,980           $  41,861                1,687         $    15,073
    Shares issued on reinvestment                       29                 403                   11                  94
    Shares redeemed                                 (1,337)            (11,128)                (315)             (2,758)
                                                    ------             -------                 ----              ------
    Net increase                                     3,672           $  31,136                1,383         $    12,409
-----------------------------------------------------------------------------------------------------------------------
Class I Shares(2)
    Shares sold                                       (363)         $   (3,060)                 648         $     5,813
    Shares issued on reinvestment                        2                  18                    7                  50
    Shares redeemed                                   (237)             (2,010)                 (46)               (402)
                                                      ----              ------                  ---                ----
    Net increase (decrease)                           (598)         $   (5,052)                 609         $     5,461
-----------------------------------------------------------------------------------------------------------------------
Class X Shares(3)
    Shares sold                                      3,794           $  32,201               85,168         $   794,628
    Shares issued on reinvestment                      840               7,039                1,023               9,128
    Shares redeemed                                (17,435)           (146,363)              (2,283)            (20,606)
                                                   -------            --------               ------             -------
    Net increase (decrease)                        (12,801)          $(107,123)              83,908         $   783,150
-----------------------------------------------------------------------------------------------------------------------


(1) Class A, B and C shares commenced operations on December 15, 1998.

(2) Class I shares commenced offering on July 29, 1999.

(3) Class X shares commenced offering on January 11, 1999.

ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000      41

ING MUTUAL FUNDS

BOARD OF TRUSTEES
    John J. Pileggi, Chairman of the Board
    Joseph N. Hankin
    Jack D. Rehm
    Blaine E. Rieke
    Richard A. Wedemeyer


OFFICERS
    John J. Pileggi, President & CEO
    Donald E. Brostrom, Treasurer
    Louis S. Citron, Vice President
    Ralph G. Norton III, Vice President
    Rachelle I. Rehner, Secretary
    Charles Eng, Assistant Treasurer
    Amy Lau, Assistant Treasurer


OFFICE OF THE FUNDS
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


MANAGER
    ING Mutual Funds Management Co. LLC
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


DISTRIBUTOR
    ING Funds Distributor, Inc.
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


CUSTODIAN
    State Street Bank and Trust Co.
    801 Pennsylvania Street
    Kansas City, MO 64105


TRANSFER AGENT
    DST Systems, Inc.
    333 W. 11th Street
    Kansas City, MO 64105

INDEPENDENT AUDITORS
    Ernst & Young LLP
    787 Seventh Avenue
    New York, NY 10019


LEGAL COUNSEL
    Paul, Weiss, Rifkind, Wharton & Garrison
    1285 Avenue of the Americas
    New York, NY 10019-6064


SUB-ADVISERS
    Baring Asset Management, Inc.
    125 High Street
    Boston, MA 02110

    Baring International Investment Limited
    155 Bishopgate
    London, England EC2M 3XY

    Baring Asset Management (Asia) Limited
    19/F Edinburgh Tower, The Landmark,
    15 Queens Road, Central, Hong Kong

    ING Investment Management Advisors B.V.
    Schenkkade 65, 2595 AS
    The Hague, The Netherlands


42       ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000

ING FUNDS SERVICES
www.ingfunds.com -- Your 24-Hour Information Source


[Web Page Graphic]

INSTANT FUND AND FINANCIAL MARKET INFORMATION To learn the latest information on the ING Funds and your accounts, look no further than our Web site at www.ingfunds.com. When you reach our homepage you'll have instant access to the prior business day closing prices on all the ING Funds. As a special feature, we also provide updates throughout the business day on the performance of several key financial market indicators -- including the Dow Jones Industrial Average, the S&P 500 Index and the 30-year Treasury bond. What's more, you can even receive free quotes on thousands of mutual funds and stocks.


[Web Page Graphic]

REVIEW YOUR ING FUNDS ACCOUNTS To receive an update on your ING Funds accounts simply click on "Shareholders & Investors" on the top of the homepage, and then on "My Accounts." This is a secure section of the site, and you'll be asked to provide your Social Security number and a password/PIN to enter. To create a password, call ING Funds at 1-877-INFO-ING (1-877-463-6464). Once the phone representative establishes the password, click on "View Account" to access your ING Funds portfolio information. Here you'll find a host of information, such as your latest account balance and a complete history of your account. You can even order duplicate statements and tax documents to be sent to your address of record.

[Web Page Graphic]

ACCOUNT TRANSACTIONS You can use the site to make account purchases, exchanges and redemptions within your fund account. After viewing any account position, you have access to tools that will enable you to buy, exchange, or sell shares. To take advantage of this feature, you will be required to provide your bank information to ING Funds when you set up your Internet account. You will receive confirmations in the mail after conducting any transactions on the web.


FOR ADDITIONAL INFORMATION ON THE ING FUNDS WEB SITE, PLEASE CALL ING FUNDS AT 1-877-INFO-ING (1-877-463-6464), MONDAY THROUGH FRIDAY, 8:00AM - 6:00PM, EST.

24-HOUR AUTOMATED TELEPHONE INFORMATION

If you don't have access to the Web, you can always call our 24-hour automated telephone information system at 1-877-INFO-ING (1-877-463-6464). The system is easy to use, and with it you can:

- Obtain fund prices
- Learn account balances
- Review recent account history
- Buy, sell and exchange shares.


ING Global/International Mutual Funds Semi-Annual Report/April 30, 2000      43

ING MUTUAL FUNDS
A list of fund objectives and primary portfolios


ING OFFERS A DIVERSE FUND FAMILY TO HELP MEET YOUR NEEDS AND LONG-TERM FINANCIAL GOALS. THESE INCLUDE U.S. STOCK, U.S. BOND AND A VARIETY OF GLOBAL AND INTERNATIONAL FUNDS. TO LEARN WHICH ING MUTUAL FUNDS BEST MEET YOUR INVESTMENT OBJECTIVES, CONTACT YOUR FINANCIAL ADVISOR FOR ADDITIONAL INFORMATION, INCLUDING A PROSPECTUS. YOU CAN ALSO CALL US TOLL FREE AT 1-877-INFO-ING (1-877-463-6464) OR VISIT OUR WEB SITE AT www.ingfunds.com



STOCK FUNDS

                                                FUND OBJECTIVE                       PRIMARY PORTFOLIO
    ---------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                         Capital appreciation                A non-diversified portfolio of Internet
                                                                                  technology companies
    ---------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund                 Growth of capital                   Primarily small cap companies
    ---------------------------------------------------------------------------------------------------------------------
    ING Focus Fund                            Growth of capital                   A non-diversified portfolio of stocks
    ---------------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund                   Growth of capital                   Primarily mid cap companies
    ---------------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund                 Growth of capital                   Primarily large cap companies
    ---------------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund             High total return                   A diversified portfolio of stocks
    ---------------------------------------------------------------------------------------------------------------------
    ING Growth &Income Fund                   High total return                   Primarily income-producing stocks
    ---------------------------------------------------------------------------------------------------------------------

GLOBAL/INTERNATIONAL FUNDS

    -----------------------------------------------------------------------------------------------------------------------------
    STOCK FUNDS
    -----------------------------------------------------------------------------------------------------------------------------
    ING Emerging Markets Equity Fund         Growth of capital                  A diversified portfolio of emerging market stocks
    -----------------------------------------------------------------------------------------------------------------------------
    ING Global Communications Fund           Growth of capital                  A diversified portfolio of communications products
                                                                                 & svcs
    -----------------------------------------------------------------------------------------------------------------------------
    ING Global Information Technology Fund   Growth of capital                  Primarily global information technology stocks
    -----------------------------------------------------------------------------------------------------------------------------
    ING European Equity Fund                 Growth of capital                  Primarily European companies
    -----------------------------------------------------------------------------------------------------------------------------
    ING International Equity Fund            Growth of capital                  Primarily companies outside of the U.S.
    -----------------------------------------------------------------------------------------------------------------------------
    ING Global Brand Names Fund              Growth of capital                  A non-diversified portfolio of multi-national
                                                                                companies with well-known brands
    -----------------------------------------------------------------------------------------------------------------------------
    BOND FUNDS
    -----------------------------------------------------------------------------------------------------------------------------
    ING International Bond Fund              High total return                  A non-diversified portfolio of bonds
                                                                                from issuers generally outside of the U.S.
    -----------------------------------------------------------------------------------------------------------------------------

BOND FUNDS

    -----------------------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund            High current income and total return    Below-investment grade corporate bonds
    -----------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund          High current income                     U.S. government and high-quality corporate bonds
    -----------------------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund   High current tax-exempt income          Diversified portfolio of municipal bonds
    -----------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS

    ------------------------------------------------------------------------------------------------------
    ING Money Market Fund                High level of current income           1st tier commercial paper
    ------------------------------------------------------------------------------------------------------

 SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ING MUTUAL FUNDS
Information and Services


CUSTOMER SERVICE
REPRESENTATIVES
1-877-INFO-ING
(1-877-463-6464)
Mon-Fri 8:00am-6:00pm


AUTOMATED FUND AND
ACCOUNT INFORMATION
1-877-INFO-ING
(1-877-463-6464)
24 hours, 7 days a week


WEB SITE
www.ingfunds.com


TRANSFER AGENT
DST Systems, Inc.
333 West 11th Street
Kansas City, MO 64105



THIS REPORT IS AUTHORIZED FOR USE ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT ING FUNDS PROSPECTUS, WHICH DESCRIBES IN GREATER DETAIL THE INVESTMENT POLICIES, MANAGEMENT FEES AND OTHER MATTERS OF INTEREST TO INVESTORS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT DOES NOT OFFER FOR SALE OR SOLICIT ORDERS TO BUY ANY SECURITY. IF USED AS SALES MATERIAL AFTER JUNE 30, 2000, THIS REPORT MUST BE ACCOMPANIED BY PERFORMANCE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.


RS.0002.06/00

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West Chester, PA 19380-1478